As filed with the Securities and Exchange Commission on September 7, 2010
                                                                                       Securities Act Registration No. 333-
Investment Company Act Registration No. 811-22106

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.
and/or
☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑	AMENDMENT NO. 8

Tortoise Power and Energy Infrastructure Fund, Inc.

11550 Ash Street, Suite 300
Leawood, Kansas 66211
(913) 981-1020

Agent for Service

David J. Schulte
11550 Ash Street, Suite 300
Leawood, Kansas 66211

Copies of Communications to:

Steven F. Carman, Esq.
Eric J. Gervais, Esq.
Husch Blackwell, LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
(816) 983-8000

Approximate Date of Proposed Public Offering:  From time to time after the effective date of the Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
		Proposed Maximum
Title of Securities Being Registered	Amount to be Registered(1)	Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Stock, $0.001 par value per share; preferred stock, $0.001 par value per share; debt securities		$50,000,000	$3,565.00

(1)
There are being registered hereunder a presently indeterminate number of shares of common stock, shares of preferred stock and debt securities to be offered on an immediate, continuous or delayed basis.

(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $50,000,000.

(3)	Paid herewith.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 7, 2010

Preliminary Base Prospectus
$50,000,000

Tortoise Power and Energy Infrastructure Fund, Inc.

Common Stock

Preferred Stock

Debt Securities

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Fund,” “we,” “our” or “us”) is a non-diversified, closed-end management investment company. Our primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies.  Under normal circumstances, we invest at least 80% of our total assets (including assets obtained through leverage) in securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.  Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution.  Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids.  We will not invest more than 15% of our total assets in restricted securities, all of which may be illiquid securities, with certain exceptions as described more fully herein.  We cannot assure you that we will achieve our investment objectives.  We have elected to be treated and to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

We may offer, on an immediate, continuous or delayed basis, including through a rights offering to existing stockholders, up to $50,000,000 aggregate initial offering price of our common stock ($0.001 par value per share), preferred stock ($0.001 par value per share) or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings. We may offer our common stock, preferred stock or debt securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus. In addition, from time to time, certain of our stockholders may offer our common stock in one or more offerings. The sale of such stock by certain of our stockholders may involve shares of common stock that were issued to the stockholders in one or more private transactions and will be registered by us for resale. The identity of any selling stockholder, the number of shares of our common stock to be offered by such selling stockholder, the price and terms upon which our shares of common stock are to be sold from time to time by such selling stockholder, and the percentage of common stock held by any selling stockholder after the offering, will be set forth in a prospectus supplement to this prospectus. We will not receive any proceeds from the sale of our common stock by any selling stockholder.  You should read this prospectus and the related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. For more information about the manner in which we may offer our securities, or a selling stockholder may offer our common stock, see “Plan of Distribution” and “Selling Stockholders.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

Our common stock is listed on the New York Stock Exchange under the symbol “TPZ.” As of August [__], 2010, the last reported sale price for our common stock was $[____].

Investing in our securities involves certain risks.  You could lose some or all of your investment. See “Risk Factors” beginning on page [__] of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated _________, 2010

This prospectus, together with any prospectus supplement, sets forth concisely the information that you should know before investing. You should read this prospectus and any related prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain the prospectus and any related prospectus supplement for future reference. A statement of additional information, dated _________, 2010, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page [__] of this prospectus, request a free copy of our annual, semi-annual and quarterly reports, request other information or make stockholder inquiries, by calling toll-free 1-866-362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our annual, semi-annual and quarterly reports and the statement of additional information also are available on our investment adviser’s website at www.tortoiseadvisors.com. Information included on this website does not form part of this prospectus. You can review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-5850 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

Prospectus Summary ...	1
Summary of Fund Expenses ...	10
Financial Highlights ...	12
Senior Securities ...	14
Market and Net Asset Value Information...	15
Use of Proceeds ...	16
The Fund ...	17
Investment Objectives and Principal Investment Strategies...	17
Leverage ...	23
Risk Factors...	26
Management of the Fund ...	39
Closed-End Fund Structure ...	42
Certain U.S. Federal Income Tax Considerations ...	42
Determination of Net Asset Value...	49
Automatic Dividend Reinvestment Plan...	50
Description of Securities...	51
Rating Agency Guidelines...	58
Certain Provisions of our Charter and Bylaws ...	60
Selling Stockholder ...	61
Plan of Distribution ...	61
Administrator and Custodian...	63
Legal Matters...	63
Available Information ...	64
Table of Contents of the Statement of Additional Information ....................................................................................................................................................................................................	65

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions. The Fund has not authorized any other person to provide you with any different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and in any prospectus supplement is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since such dates. The Fund will advise investors of any material changes in the applicable prospectus supplement.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any accompanying prospectus supplement and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus as well as in any accompanying prospectus supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Securities and Exchange Commission (the “SEC”).

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities.  It is not complete and may not contain all of the information you may want to consider before investing in our securities. You should review the more detailed information contained in this prospectus and in any related prospectus supplement and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page [__] of this prospectus.

The Fund

We seek to provide stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The securities in which we will invest include income-producing fixed income and equity securities. Under normal circumstances, we plan to invest at least 80% of our total assets (including any assets obtained through leverage) in securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations. We define power and energy infrastructure operations as follows:

     •     Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy) transmission and distribution.

     •     Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids.

Our primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. There can be no assurance that we will achieve our investment objectives.

We are a Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act.  We were organized as a corporation on July 5, 2007, pursuant to a charter (the “Charter”) governed by the laws of the State of Maryland.  Our fiscal year ends on November 30.  We commenced operations on July 31, 2009 following our initial public offering.  As of July 31, 2010, we had net assets of approximately $160.8 million attributable to our common stock.  Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “TPZ.”  As of the date of this prospectus, we have outstanding $20 million of our privately placed Series A senior notes (the “Notes”).

We have established an unsecured credit facility with U.S. Bank N.A. which currently allows us to borrow up to $18 million.  Outstanding balances under the credit facility generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus [2.00]%, with a fee of [0.25]% on any unused balance of the credit facility.  As of the date of this prospectus, the current rate is [2.35]%.  The credit facility remains in effect through September 14, 201[0].  We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs.  We may draw on the facility from time to time in accordance with our investment policies.  As of the date of this prospectus, we have outstanding approximately $[___] million under the credit facility.

Investment Adviser

Tortoise Capital Advisors, L.L.C., a registered investment adviser specializing in managing portfolios of securities of master limited partnerships (“MLPs”) and other energy companies (the “Adviser”), serves as our investment adviser.  As of July 31, 2010, our Adviser managed investments of approximately $4.9 billion in the energy sector, including the assets of six publicly traded closed-end management investment companies, one of which has elected to be regulated as a business development company under the 1940 Act, a privately held closed-end management investment company, and separate accounts.  The Adviser’s investment committee is comprised of five portfolio managers.  See “Management of the Fund.”

The principal business address of our Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The telephone number for our Adviser is (913) 981-1020 and our Adviser’s website is www.tortoiseadvisors.com. Information posted to our Adviser’s website should not be considered part of this prospectus.

The Offering

We may offer, on an immediate, continuous or delayed basis, up to $50,000,000 of our securities, including common stock pursuant to a rights offering, or certain of our stockholders who purchased shares from us in private placement transactions may offer our common stock, on terms to be determined at the time of the offering. Our securities will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus. Subject to certain conditions, we may offer our common stock at prices below our net asset value (“NAV”). We will provide information in the prospectus supplement for the expected trading market, if any, for our preferred stock or debt securities.

While the number and amount of securities we may issue pursuant to this registration statement is limited to $50,000,000 of securities, our board of directors (the “Board of Directors” or the “Board”) may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter or the 1940 Act.

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers through agents that we or they designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution” and “Selling Stockholders.” Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sale of our securities primarily to invest in power and energy infrastructure companies in accordance with our investment objectives and policies as described under “Investment Objectives and Principal Investment Strategies” within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any leverage we may have outstanding or for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

Federal Income Tax Status of the Fund

The Fund has elected to be treated and to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Fund will be required to meet asset diversification tests, meet an annual qualifying income test and to distribute substantially all of its income. See “Certain U.S. Federal Income Tax Considerations.”

Distributions

We expect to make monthly cash distributions of our investment company taxable income to common stockholders.  In addition, on an annual basis, we may distribute additional capital gains in the last fiscal quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes.

Various factors will affect the level of our income, such as our asset mix. We may not be able to make distributions in certain circumstances. To permit us to maintain a more stable distribution, our Board of Directors may from time to time cause us to distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by us for any particular period may be more or less than the amount of income actually earned by us during that period. Undistributed income will add to our net asset value, and, correspondingly, distributions from undistributed income will deduct from our net asset value. See “Description of Securities – Common Stock” and “Risk Factors — Risks Related to Our Operations — Performance Risk.”

Principal Investment Strategies

As a nonfundamental investment policy, under normal circumstances we plan to invest at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.

We have adopted the following additional nonfundamental investment policies that will be followed under normal circumstances:

•	We will invest a minimum of 60% of our total assets in fixed income securities.

•	We will not employ leverage above 20% of our total assets at time of incurrence.

•	We will not invest more than 25% of our total assets in non-investment grade rated fixed income securities.

•	We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A (“Rule 144A”) under the Securities Act of 1933 (“1933 Act”), all of which may be illiquid securities.

•	We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers).

•	We will not engage in short sales.

As used for the purpose of each nonfundamental investment policy above, the term “total assets” includes any assets obtained through leverage. Our Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes in such policies (including notice through stockholder reports). Any change in the policy of investing under normal circumstances at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, the investment restrictions described above apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations. See “The Fund” for more detailed information.

In addition, to comply with federal tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

Although inconsistent with our investment objectives, under adverse market or economic conditions or pending investment of offering or leverage proceeds, we may invest 100% of our total assets in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term fixed income securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities.  The yield on these securities may be lower than the returns on the securities in which we will otherwise invest or yields on lower-rated, fixed income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objectives.

Leverage

The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock. The issuance of additional common stock may enable us to increase the aggregate amount of our leverage.  We have a non-fundamental investment policy that we will not employ leverage above 20% of our total assets at the time of incurrence. The timing and terms of any leverage transactions will be determined by our Board of Directors. Additionally, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings.

As of the date of this prospectus, we have outstanding $20 million of our privately placed Notes.  The Notes were issued on November 6, 2009 and have a maturity date of November 6, 2014. Holders of the Notes are entitled to receive quarterly cash interest payments at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.87 percent. As of the date of this prospectus, the current rate is [2.22]%.

We have established an unsecured credit facility with U.S. Bank N.A. which currently allows us to borrow up to $18 million.  Outstanding balances under the credit facility generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus [2.00]%, with a fee of [0.25]% on any unused balance of the credit facility.  As of the date of this prospectus, the current rate is [2.35]%.  The credit facility remains in effect through September 14, 201[0].  We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs.  We may draw on the facility from time to time in accordance with our investment policies.  As of the date of this prospectus, we have outstanding approximately $[___] million under the credit facility.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders. Because our Adviser’s fee is based upon a percentage of our “Managed Assets,” our Adviser’s fee will be higher when we are leveraged. Managed Assets is defined as our total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs and risks of our leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See “Leverage” and “Risk Factors — Risks Related to Our Operations — Leverage Risk.”

We may use interest rate transactions, for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure.  Interest rate transactions that we may use for hedging purposes may expose us to certain risks that differ from the risks associated with our portfolio holdings. See “Leverage — Hedging Transactions” and “Risk Factors — Risks Related to Our Operations — Hedging Strategy Risk.”

Conflicts of Interest

Conflicts of interest may arise from the fact that our Adviser and its affiliates carry on substantial investment activities for other clients in which we have no interest. Our Adviser or its affiliates may have financial incentives to favor certain of these accounts over us. Any of their proprietary accounts or other customer accounts may compete with us for specific trades. Our Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, us, although their investment objectives may be the same as, or similar to, ours.

Our Adviser has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Adviser or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with each client’s investment objectives and our Adviser’s procedures.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or their other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or their other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our Adviser or its affiliates with power and energy infrastructure companies. See “Investment Objectives and Principal Investment Strategies — Conflicts of Interest” and “Risk Factors — Risks Related to Our Operations — Conflicts Risk.”

Fund Risks

Our NAV, our ability to make distributions, our ability to serve debt securities and preferred stock, and our ability to meet asset coverage requirements depends on the performance of our investment portfolio.  The performance of our investment portfolio is subject to a number of risks, including the following:

Risks Related to Our Operations

General Business Risk.   We are a Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act. We are subject to all of the business risks and uncertainties associated with any business, including the risk that we will not achieve our investment objectives and that the value of an investment in our securities could decline substantially and cause you to lose some or all of your investment.

General Securities Risk.   We invest in securities that may be subject to certain risks, including: (1) issuer risk, (2) credit risk, (3) interest rate risk, (4) reinvestment risk, (5) call or prepayment risk, (6) valuation risk, and (7) duration and maturity risk.

Capital Markets Risk.   Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector.  The third and fourth quarters of 2009 and the first and second quarters of 2010 witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, if the volatility continues, the cost of raising capital in the fixed income and equity capital markets and the ability to raise capital may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other fixed income instruments may be unwilling or unable to meet their funding obligations. In addition, measures taken by the U.S. Government to stimulate the U.S. economy may not be successful or may not have the intended effect.  As a result of any of the foregoing, companies may be unable to obtain new fixed income or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their maintenance and growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Investment Grade Fixed Income Securities Risk.   We may invest a portion of our assets in fixed income securities rated “investment grade” by nationally recognized statistical rating organizations (“NRSROs”) or judged by our Adviser to be of comparable credit quality. Although we do not intend to do so, we may invest up to 100% in such securities. Investment grade fixed income securities are rated Baa3 or higher by Moody’s Investors Service (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Services (“S&P”), or BBB- or higher by Fitch, Inc. (“Fitch”). Investment grade fixed income securities generally pay yields above those of otherwise-comparable U.S. government securities because they are subject to greater risks than U.S. government securities, and yields that are below those of non-investment grade fixed income securities, commonly referred to as “junk bonds,” because they are considered to be subject to fewer risks than non-investment grade fixed income securities. Despite being considered to be subject to fewer risks than junk bonds, investment grade fixed income securities are, in fact, subject to risks, including volatility, credit risk and risk of default, sensitivity to general economic or industry conditions, potential lack of resale opportunities (illiquidity), and additional expenses to seek recovery from issuers who default.

MLP Risks.   An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation, including governance risk, tax risk, and cash flow risk.  Governance risk involves the risks associated with the ownership structure of MLPs.  MLPs are also subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes.  Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character.  As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Restricted Securities Risk.   We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. Restricted securities (including Rule 144A securities) are less liquid than freely tradable securities because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike freely tradable securities, which can be expected to be sold immediately if the market is adequate.  This lack of liquidity creates special risks for us.  See “Risk Factors – Risks Related to our Operations – Restricted Securities Risk.”

Rule 144A Securities Risk.   The Fund may purchase Rule 144A securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. Securities saleable among qualified institutional buyers pursuant to Rule 144A will not be counted towards the 15% limitation on restricted securities.

An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously recorded these investments.

Tax Risk.   We have elected to be treated, and intend to qualify each year, as a “regulated investment company” (“RIC”) under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Certain U.S. Federal Income Tax Considerations.” If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced. For additional information on the requirements imposed on RICs and the consequences of a failure to qualify, see “Certain U.S. Federal Income Tax Considerations” below.

Equity Securities Risk.   Equity securities of entities that operate in the power and energy infrastructure sectors can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributions). Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios.  See “Risk Factors – Risks Related to our Operations – Equity Securities Risk.”

Non-investment Grade Fixed Income Securities Risk.   We will not invest more than 25% of our total assets in fixed income securities rated non-investment grade by NRSROs or unrated securities of comparable quality. Non-investment grade securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P or BB or lower by Fitch or, if unrated are determined by our Adviser to be of comparable credit quality. Non-investment grade securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or fixed income securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

Non-U.S. Securities Risk.   We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers) and that otherwise meet our investment objectives. This may include investments in the securities of non-U.S. issuers that involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including different accounting, auditing and financial standards, less government supervision and regulation, additional tax withholding and taxes, difficulty enforcing rights in foreign countries, less publicly available information, difficulty effecting transactions, higher expenses, and exchange rate risk.  See “Risk Factors – Risks Related to our Operations – Non-U.S. Securities Risk.”

Valuation Risk.   The fair value of certain of our investments may not be readily determinable. The fair value of these securities will be determined pursuant to methodologies established by our Board of Directors. While the fair value of securities we acquire through direct placements generally will be based on a discount from quoted market prices, other factors may adversely affect our ability to determine the fair value of such a security. Our determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed.

Leverage Risk.   Our use of leverage through borrowings or the issuance of preferred stock or fixed income securities, and any other transactions involving indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act. Under normal circumstances, we will not employ leverage above 20% of our total assets at time of incurrence.  Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money.  There is no assurance that a leveraging strategy will be successful. See “Leverage” and “Risk Factors – Risks Related to our Operations – Leverage Risk.”

Hedging Strategy Risk.   We may use interest rate swap transactions, for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. Interest rate swap transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. The use of hedging transactions might result in reduced overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.  See “Risk Factors – Risks Related to our Operations – Hedging Strategy Risk.”

Liquidity Risk.   Certain securities may trade less frequently than those of larger companies that have larger market capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Non-Diversification Risk.   We are registered as a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must meet certain requirements.  See “Risk Factors – Risks Related to our Operations – Non-Diversification Risk.”

Competition Risk.   There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the power and energy infrastructure sectors, including publicly traded investment companies, structured notes,  private funds, open-end funds and indexed products.  In addition, recent tax law changes have increased the ability of RICs or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objectives, which in turn could adversely impact our ability to make interest or distribution payments on any securities we may issue.

Performance Risk.   We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act and restrictions and provisions in credit facilities and fixed income securities may limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders.  See “Risk Factors – Risks Related to our Operations – Performance Risk” and “Certain U.S. Federal Income Tax Considerations.”

Legal and Regulatory Change Risks.   The regulatory environment for closed-end companies is evolving, and changes in the regulation of closed-end companies may adversely affect the value of our investments, our ability to obtain the leverage that we might otherwise obtain, or to pursue our trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The Securities and Exchange Commission (“SEC”), other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on us could be substantial and adverse.

Management Risk.   Our Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing our portfolio since we began operations in July 2009.  As of July 31, 2010, the Adviser had client assets under management of approximately $4.9 billion.  To the extent that the Adviser’s assets under management continue to grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Concentration Risk.   The Fund’s strategy of concentrating in power and energy infrastructure investments means that the performance of the Fund will be closely tied to the performance of these particular market sectors. The Fund’s concentrations in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on the Fund than on a fund that does not concentrate in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole.

Risks Related to Investing in the Power and Energy Infrastructure Sectors

Under normal circumstances, we plan to invest at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations. Our focus on the power and energy infrastructure sectors may present more risks than if it were broadly diversified over numerous sectors of the economy. Therefore, a downturn in the power and energy infrastructure sectors would have a larger impact on us than on an investment company that does not concentrate in these sectors. Specific risks of investing in the power and energy infrastructure sectors include the following: (1) interest rate risk, (2) credit rating downgrade risk, (3) terrorism and natural disasters risk, (4) climate change regulation risk, (5) operating risk (6) power infrastructure company risk, and (7) energy infrastructure company risk.

Power Infrastructure Company Risk.   Companies operating in the power infrastructure sector also are subject to additional risks, including: (1) regulatory risk, (2) Federal Energy Regulatory Commission risk, (3) environmental risk and (4) competition risk.  To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price could be adversely affected.

Energy Infrastructure Company Risk.   Companies operating in the energy infrastructure sector also are subject to additional risks, including: (1) pipeline company risk, (2) gathering and processing company risk, (3) propane company risk, (4) supply and demand risk, (5) price volatility risk, (6) competition risk, and (7) regulatory risk.  To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price would be adversely affected.

See “Risk Factors – Risks Related to Investing in the Power and Energy Infrastructure Sectors” for a more detailed discussion of these and other risks of investing in our securities.

Additional Risks to Common Stockholders

Market Impact Risk.   The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares available, which may put downward pressure on the market price for our common stock. Our ability to sell shares of common stock below NAV may increase this pressure. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Dilution Risk.   The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance.  See “Description of Securities — Common Stock — Issuance of Additional Shares” which includes a table reflecting the dilutive effect of selling our common stock below NAV.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk.  Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV.

See “Risk Factors – Additional Risks to Common Stockholders” for a more detailed discussion of these and other risks to common stockholders.

Additional Risks to Senior Security Holders

Additional risks of investing in preferred stock or debt securities issued by us (as described under the heading “Description of Securities,” and collectively, “Senior Securities”), include the following:

Interest Rate Risk.  Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk.  Our preferred stock will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions with respect to any series of our preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to senior debt securities or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk.  To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem a portion of our senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or debt securities declines.

Decline in Net Asset Value Risk.  A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

See “Risk Factors — Additional Risks to Senior Security Holders” for a more detailed discussion of these risks.

SUMMARY OF FUND EXPENSES

The following table and example contain information about the costs and expenses that common stockholders will bear directly or indirectly.  In accordance with SEC requirements, the table below shows our expenses, including leverage costs, as a percentage of our net assets as of May 31, 2010, and not as a percentage of gross assets or Managed Assets.  By showing expenses as a percentage of net assts, expenses are not expressed as a percentage of all of the assets we invest.  The table and the example are based on our capital structure as of May 31, 2010.  As of that date, we had $20.0 million of our Series A Notes outstanding and $12.5 million outstanding under our unsecured credit facility.  Total leverage represented 17.8% of total assets as of May 31, 2010.

Stockholder Transaction Expenses:

Sales Load (as a percentage of offering price)	-(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	-(1)
Dividend Reinvestment Plan Expenses(2)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Stockholders
Management Fee(3)	1.16%
Leverage Costs(4)	0.90%
Other Expenses(5)	0.34%
Total Annual Expenses(6)	2.40%
Less Fee and Expense Reimbursement(7)	(0.12)%
Net Annual Expenses(6)	2.28%

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock, assuming (1) total annual expenses of 2.28% of net assets attributable to common shares in year 1, increasing to 2.30% in year 2, increasing to 2.36% in year 3 and increasing to 2.40% in years 4 through 10; (2) a 5% annual return; and (3) all distributions are reinvested in NAV:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Stockholders(8)	$ 23	$ 72	$ 125	$ 271

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan may receive common shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)
If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load, the estimated offering expenses borne by us and a revised expense example.

(2)	Stockholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common stock held in a Plan account. See “Dividend Reinvestment Plan.”

(3)
The 0.95% management fee paid by the Fund to the Adviser is based on our average monthly Managed Assets and equates to 1.16% of net assets assuming leverage of $32.5 million as of May 31, 2010.  See “Management of the Fund – Compensation and Expenses.”

(4)
Leverage Costs in the table reflect a weighted average cost of interest payable on the Notes and unsecured credit facility of 2.27% and a weighted average cost of our interest rate swap contracts of 1.79% expressed as a percentage of net assets as of May 31, 2010.  Such rates may differ as and when borrowings are made.

(5)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(6)	The table presented in this footnote presents certain of our annual expenses as a percentage of Managed Assets as of May 31, 2010.

Management Fee	0.95%
Leverage Costs(a)	0.73%
Other Expenses(b)	0.28%
Total Annual Expenses	1.96%
Less Fee and Expense Reimbursement	(0.10)%
Net Annual Expenses	1.86%
(a)Leverage Costs are calculated as described in Note 4 above. (b)Other Expenses are as described in Note 5 above.

(7)
Our Adviser has agreed to a fee waiver of (i) 0.15% of average monthly Managed Assets effective July 31, 2009 through December 31, 2010, resulting in a net management fee of 0.80% for calendar year 2010, (ii) 0.10% of average monthly Managed Assets effective January 1, 2011 through December 31, 2011, resulting in a net management fee of 0.85% for calendar year 2011, and (iii) 0.05% of average monthly Managed Assets effective January 1, 2012 through December 31, 2012, resulting in a net management fee of 0.90% for calendar year 2012.  The table and example reflect the fee waiver of 0.10% as the fee waiver of 0.15% does not remain in effect for at least 12 months from the date of this prospectus.  The fee waiver of 0.10% of Managed Assets equates to 0.12% of net assets.  See “Management of the Fund — Compensation and Expenses.”

(8)	The example does not include sales load or estimated offering costs.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common stockholders, would bear directly or indirectly.  For additional information with respect to our expenses, see “Management of the Fund” and “Automatic Dividend Reinvestment Plan.”

FINANCIAL HIGHLIGHTS

Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows our per common share operating performance. The information in this table for the period from July 31, 2009 through November 30, 2009 is derived from our financial statements audited by Ernst & Young LLP, whose report on such financial statements is contained in our 2009 Annual Report and is incorporated by reference into the statement of additional information, both of which are available from us upon request.  The information as of May 31, 2010 appears in our unaudited interim financial statements as filed with the SEC in our most recent stockholder report for the period ended May 31, 2010.   See “Available Information” in this prospectus.

	Period from December 1, 2009 through May 31, 2010	Period from July 31, 2009(1) through November 30, 2009
	(unaudited)
Per Common Share Data (2)
Net Asset Value, beginning of period	$20.55	-
Public offering price	-	$20.00
Underwriting discounts and offering costs on issuance of common stock	-	(0.94)
Income from Investment Operations:
Net investment income(3)	0.35	0.17
Net unrealized appreciation of investments and interest rate swap contracts(3)	1.40	1.70
Total increase from investment operations	1.75	1.87
Less Distributions to Common Stockholders:
Net investment income	(0.37)	(0.16)
Net realized gain	(0.38)	-
Return of capital	-	(0.22)
Total distributions to common stockholders	(0.75)	(0.38)
Net Asset Value, end of period	$21.55	$20.55
Per common share market value, end of period	$21.05	$19.18
Total Investment Return Based on Market Value (4)	13.79%	(2.17)%
Total Investment Return Based on Net Asset Value (5)	8.72%	4.82%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000's)	$149,567	$141,789
Ratio of expenses (including current foreign tax expense) to average net assets before waiver (6)(7)	2.01%	1.96%
Ratio of expenses (including current foreign tax expense) to average net assets after waiver (6)(7)	1.83%	1.79%
Ratio of expenses (excluding current foreign tax expense) to average net assets before waiver (6)(8)	2.01%	1.96%
Ratio of expenses (excluding current foreign tax expense) to average net assets after waiver(6)(8)	1.83%	1.79%
Ratio of net investment income (including current foreign tax expense) to average net assets before waiver(6) (7)	3.00%	2.38%
Ratio of net investment income (including current foreign tax expenses) to average net assets after waiver (6)(7)	3.18%	2.55%
Ratio of net investment income (excluding current foreign tax expense) to average net assets before waiver (6)(8)	3.00%	2.38%
Ratio of net investment income (excluding current foreign tax expense) to average net assets after waiver (6)(8)	3.18%	2.55%
Portfolio turnover rate (6)	35.15%	2.97%
Short-term borrowings, end of period (000's)	$ 12,500	$11,300
Long-term debt obligations, end of period (000's)	$ 20,000	$20,000
Per common share amount of long-term debt obligations outstanding, at end of period	$ 2.88	$2.90

Per common share amount of net assets, excluding long-term debt obligations, at end of period	$ 24.43	$23.45
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings (9)	$ 5,602	$5,350
Asset coverage ratio of long-term debt obligations and short- term borrowings (9)	560%	553%
%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3) (4)
The per common share data for the period from July 31, 2009 through November 30, 2009 do not reflect the change in estimate of investment income and return of capital.  Nee Note 2C to the financial statements for further disclosure.
Not annualized.  Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions).  The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company's dividend reinvestment plan.

(5)
Not annualized.  Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at net asset value on the last day of the period.  The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company's dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)	The Fund accrued $582 and $0 for the period from December 1, 2009 through May 31, 2010 and the period from July 31, 2009 through November 30, 2009, respectively, for current foreign tax expense.
(8)	The ratio excludes the impact of current foreign taxes.
(9)
Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations and short-term borrowings at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

SENIOR SECURITIES

The following table sets forth information about our outstanding senior securities as of each fiscal year ended November 30 since our inception:

Year	Title of Security	Total Principal Amount/Liquidation Preference outstanding	Asset Coverage per $1,000 of Principal Amount	Asset Coverage per Share ($25,000 Liquidation Preference)	Average Estimated Fair Value Per $25,000 Denomination or per Share Amount
2009	Notes
	Series A Private Senior Notes(1)	$20,000,000	$ 5,530	N/A	$ 25,000
	Borrowings:
	Unsecured Revolving Credit Facility(2)	$11,300,000	$ 5,530	N/A
		$31,300,000

(1)
On November 6, 2009, we completed a private offering of $20,000,000 of Series A Private Senior Notes.  The Series A Notes mature on November 6, 2014.  Holders of the Notes are entitled to receive quarterly cash interest payments at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.87 percent.

(2)	We have an unsecured credit facility which, as of November 30, 2009, allows us to borrow up to $18,000,000.

MARKET AND NET ASSET VALUE INFORMATION

Our common stock is listed on the NYSE under the symbol “TPZ.” Shares of our common stock commenced trading on the NYSE on July 29, 2009.

Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common stock (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s additional common stock (calculated within 48 hours of pricing). However, at our Annual Meeting of Stockholders held on May 21, 2010, our common stockholders granted to us the authority to sell shares of our common stock for less than NAV, subject to certain conditions. Our issuance of additional common stock may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares of common stock available, which may put downward pressure on the market price for our common stock. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of our shares of common stock to trade at a premium in the future. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See “Risk Factors — Additional Risks to Common Stockholders — Market Discount Risk.”

The following table sets forth for each of the periods indicated the high and low closing market prices for our shares of common stock on the NYSE, the NAV per share and the premium or discount to NAV per share at which our shares of common stock were trading.  See “Determination of Net Asset Value” for information as to the determination of our NAV.

				Premium/
				(Discount) To
				Net Asset
	Market Price(1)		Net Asset	Value(3)
Month Ended	High	Low	Value(2)	High	Low

July 31, 2009	$20.00	$20.00	$19.04	5.0%	5.0%
August 31, 2009	$20.10	$20.00	$19.06	5.5%	4.9%
September 30, 2009	$20.00	$18.36	$19.00	5.3%	-3.4%
October 31, 2009	$19.30	$18.40	$19.51	-1.1%	-5.7%
November 30, 2009	$19.49	$18.77	$19.87	-1.9%	-5.5%
December 31, 2009	$20.55	$19.18	$20.55	0.0%	-6.7%
January 31, 2010	$20.48	$19.78	$21.57	-5.1%	-8.3%
February 28, 2010	$20.28	$19.65	$21.73	-6.7%	-9.6%
March 31, 2010	$21.82	$20.26	$21.96	-0.6%	-7.7%
April 30, 2010	$22.12	$21.25	$22.29	-0.8%	-4.7%
May 31, 2010	$21.96	$19.94	$22.67	-3.1%	-12.0%
June 30, 2010	$21.74	$20.18	$21.55	0.9%	-6.4%
July 31, 2010	$21.91	$20.23	$22.13	-1.0%	-8.6%
August 31, 2010	$22.46	$21.38	$23.16	-3.0%	-7.7%

Source: Bloomberg Financial and Fund Accounting Records.

(1)	Based on high and low closing market price for the respective month.
(2)	Based on the NAV calculated on the close of business on the last business day of each prior calendar month.
(3)	Calculated based on the information presented. Percentages are rounded.

The last reported NAV per share, the market price and percentage premium to NAV per share of our common stock on August __, 2010 were $_____, $_____ and ___%, respectively. As of August __, 2010, we had _________ shares of our common stock outstanding and net assets of approximately $_____ million.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sale of our securities primarily to invest in power and energy infrastructure companies in accordance with our investment objectives and policies as described under “Investment Objective and Principal Investment Strategies” within approximately three months of receipt of such proceeds. We may also use proceeds from the sale of our securities to retire all or a portion of any leverage we may have outstanding or for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. Our investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, short-term money market instruments, short-term fixed income securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities.  A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make distribution and interest payments on preferred stock and debt securities, respectively. We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

THE FUND

We are registered as a non-diversified, closed-end management investment company under the 1940 Act. Although we were organized as a corporation on July 5, 2007 under the laws of the State of Maryland, we did not commence operations until July 2009.  Our fiscal year ends on November 30.  As of July 31, 2010, we had net assets of approximately $160.8 million attributable to our common stock.  Our common stock is listed on the NYSE under the symbol “TPZ.”  As of the date of this prospectus, we have outstanding approximately $20 million of our Notes.  The outstanding Notes are rated “Aaa” by Moody’s.

The following table provides information about our outstanding securities as of July 31, 2010:

		Amount Held
		by the Fund
	Amount	or for its	Amount
Title of Class	Authorized	Account	Outstanding

Common Stock	100,000,000	0	6,940,986
Notes:
Series A	$20,000,000	0	$20,000,000

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objectives

Our primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. There can be no assurance that we will achieve our investment objectives.  We seek to provide stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The securities in which we will invest include income-producing fixed income and equity securities.

Investment Strategy

Under normal circumstances, we plan to invest at least 80% of our total assets (including any assets obtained through leverage) in securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations. We define power and energy infrastructure operations as follows:

•	Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

•
Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids.

Targeted Investment Characteristics

Our investment strategy will be anchored in our Adviser’s fundamental principles of yield, quality and growth. Our targeted investments will generally have the following characteristics:

•
Essential Infrastructure Assets — Companies that operate critical tangible assets that connect sources of energy supply to areas of energy demand. These businesses are essential to economic productivity and experience relatively inelastic demand.

•	High Current Yield — Companies that generate a current cash return at the time of investment. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Predictable Revenues — Companies with stable and predictable revenue streams, often linked to areas experiencing demographic growth and with low commodity price risk.

•	Stable Cost Structures — Companies with relatively low maintenance expenditures and economies of scale due to operating leverage.

•	High Barriers to Entry — Companies with operating assets that are difficult to replicate due to regulation, natural monopolies, availability of land or high costs of new development.

•	Long-Lived Assets — Companies that operate tangible assets with long economic useful lives.

•
Experienced, Operations-Focused Management Teams — Companies with management teams possessing successful track records and who have substantial knowledge, experience, and focus in their particular segments of the power and energy infrastructure sectors.

Portfolio Securities

We seek to achieve our investment objectives by investing in a wide range of securities that generate income, including, but not limited to, fixed income securities and dividend-paying equity securities. Up to 25% of these securities may be securities issued by MLPs. Securities that generate income in which we may invest include, but are not limited to, the following types of securities:

Power and Energy Infrastructure Fixed Income Securities.   We invest in fixed income securities, including bonds, debentures or other fixed income instruments, which are expected to provide a high level of current income. Our investments in securities that generate income may have fixed or variable principal payments and various interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate, and payment in kind features. Our investments may have extended or no maturities. Securities that generate income also may be subject to call features and redemption provisions. We may invest in securities that generate income of any credit quality, including up to 25% of our total assets in fixed income securities rated non-investment grade (commonly referred to as “junk bonds”), that are considered speculative as to the issuer’s capacity to pay interest and repay principal. Please see “Risk Factors — Risks Related to Operations — Non-investment Grade Fixed Income Securities Risk.”

These securities may be senior or junior positions in the capital structure of a borrower, may be secured (with specific collateral or have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower) or unsecured, and may be used to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases or internal growth of the borrower. These loans may have fixed rates of interest or variable rates of interest that are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. The base lending rate may be the London Inter-Bank Offer Rate (“LIBOR”), the prime rate offered by one or more major U.S. banks or some other base rate varying over time. Certain of the bonds in which we may invest may have an extended or no maturity or may be zero coupon bonds. We may invest in fixed income securities that are not rated or securities that are non-investment grade. Certain of these securities may be securities issued by MLPs.

•
Investment Grade Securities.   We invest in a wide variety of income-generating securities that are rated or determined by the Adviser to be investment grade quality and that are issued by corporations and other non-governmental entities and issuers. Investment grade quality securities are those that, at the time of investment, are either rated by one of the NRSROs that rate such securities within the four highest letter grades (including BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s), or if unrated are determined by the Adviser to be of comparable quality to the securities in which the Fund may otherwise invest. Investment grade securities may include securities that, at the time of investment, are rated non-investment grade by S&P, Moody’s or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

Investment grade securities that generate income are subject to market and credit risk. Investment grade securities that generate income have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. The values of investment grade income-generating securities may be affected by changes in the credit rating or financial condition of an issuer.

•
Non-investment Grade Securities.   We may invest up to 25% of our total assets in fixed income securities rated non-investment grade securities by NRSROS or unrated of comparable quality. Non-investment grade securities are rated below Ba1 or lower by Moody’s, BB+ or lower by S&P, BB or lower by Fitch or, if unrated, determined by the Adviser to be of comparable quality. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

Securities rated non-investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high-yield bonds.” The credit quality of most non-investment grade securities reflects a greater-than-average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of non-investment grade securities held by us more volatile and could limit our ability to sell such securities at favorable prices. In the absence of a liquid trading market for non-investment grade securities, we may have difficulties determining the fair market value of such investments. To the extent we invest in unrated securities, our ability to achieve our investment objectives will be more dependent on our Adviser’s credit analysis than would be the case when we invest in rated securities.

Because the risk of default is higher for non-investment grade securities than for investment grade securities, our Adviser’s research and credit analysis is an especially important part of managing securities of this type. Our Adviser will attempt to identify those issuers of non-investment grade securities whose financial condition our Adviser believes are adequate to meet future obligations or have improved or are expected to improve in the future. Our Adviser’s analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Power and Energy Infrastructure Equity Securities.   We may invest in a wide range of equity securities issued by power and energy infrastructure companies that are expected to pay dividends on a current basis.

We expect that such equity investments will primarily include MLP common units, MLP I-Shares and common stock. However, such equity investments may also include limited partner interests, limited liability company interests, general partner interests, convertible securities, preferred equity, warrants and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies. Equity investments generally represent an equity ownership interest in an issuer. An adverse event, such as unfavorable earnings report, may depress the value of a particular equity investment we hold. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital.

The following is a more detailed description of each such security.

•
MLP Common Units.   MLP common units represent a limited partner interest in a limited partnership that entitles the holder to an equity ownership share of the company’s success through distributions and/or capital appreciation. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLPs are typically managed by a general partner, and holders of MLP common units generally do not have the right to vote upon the election of directors of the general partner. MLP common units trade on a national securities exchange or over-the-counter.

•
MLP I-Shares.   I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to an affiliate of an MLP, typically an LLC, that owns an interest in and manages the MLP. The I-Shares issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unitholders are made in the form of additional I-units, generally equal in amount to the cash received by common unitholders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer and such shares are generally freely tradeable in the open market. The issuer of the I-Shares is taxed as a corporation. However, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.

•
Common Stock.   Common stock represents an ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but we do not expect to have voting control in any of the companies in which we invest. The common stock in which we invest will generally be traded on a national securities exchange.

Restricted Securities.   We may invest up to 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. Restricted securities (including Rule 144A securities) are less liquid than freely tradable securities because of statutory and/or contractual restrictions on resale. Such securities are not freely tradeable in the open market. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act if we have registration rights for the resale of such securities. Certain restricted securities generally become freely tradable upon the passage of time and satisfaction of other applicable conditions.

Rule 144A Securities.   The Fund may purchase Rule 144A securities, which are generally traded on a secondary market accessible to certain qualified institutional buyers. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. There is no limit to our investment in Rule 144A securities and Rule 144A securities will not be counted towards the Fund’s 15% limitation on investing in restricted securities.

Institutional markets for securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable fair values for those Rule 144A securities as well as the ability to liquidate investments in those securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Non-U.S. Securities.   We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country. See “Risk Factors — Risks Related to Our Operations — Non-U.S. Securities Risk.”

Temporary Investments and Defensive Investments.   Pending investment of the proceeds of any offering or leverage proceeds, we expect to invest substantially all of the net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term fixed income securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, holding a reserve pending payment of distributions or facilitating the payment of expenses and settlement of trades.

In addition, and although inconsistent with our investment objectives, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on the securities in which we will otherwise invest or yields on lower-rated, fixed-income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objectives.

Investment Process

Our Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although our Adviser uses research provided by broker dealers and investment firms when available, primary emphasis is placed on proprietary analysis and risk, financial and valuation models conducted and maintained by our Adviser’s in-house investment professionals. To determine whether a company meets its investment criteria, our Adviser will generally look for the targeted investment characteristics as described herein.

All decisions to invest in a company must be approved by the unanimous decision of our Adviser’s investment committee.

Investment Policies

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that our Adviser believes offer attractive distribution rates.

As a nonfundamental investment policy, under normal circumstances, we will invest at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.

We also have adopted the following additional nonfundamental policies that will be followed under normal circumstances:

•	We will invest a minimum of 60% of our total assets in fixed income securities.

•	We will not employ leverage above 20% of our total assets at time of incurrence.

•	We will not invest more than 25% of our total assets in non-investment grade rated fixed income securities.

•	We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale pursuant to Rule 144A, all of which may be illiquid securities.

•	We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers).

•	We will not engage in short sales.

As used for the purpose of each nonfundamental investment policy above, the term “total assets” includes any assets obtained through leverage. Our Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes in such policies (including notice through stockholder reports). Any change in the policy of investing under normal circumstances at least 80% of our total assets (including assets obtained through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

In addition, to comply with federal tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For the fiscal year ended November 30, 2009, which was not a full fiscal year, our actual portfolio turnover rate was 2.97%.  Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that we bear.

Brokerage Allocation and Other Practices

Subject to policies established by our Adviser and approved by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but we will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Legal Proceedings

Neither we nor our Adviser are currently subject to any material legal proceedings.

Conflicts of Interest

Our Adviser has a conflict of interest in allocating potentially more favorable investment opportunities to other funds and clients that pay our Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. Our Adviser may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to our Adviser by that other fund. Our Adviser has written allocation policies and procedures that it will follow in addressing any conflicts. When two or more clients advised by our Adviser or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by our Adviser in its discretion and in accordance with each client’s investment objectives and our Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position we may obtain or sell. In other cases, our ability to participate in large volume transactions may produce better execution for us.

Our Adviser also serves as investment adviser for five other publicly traded and a privately held closed-end management investment companies, all of which invest in the energy sector. See “Management of the Fund — Our Adviser.”

Our Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for a relevant client account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to us and other relevant client accounts in the context of any particular investment opportunity, our investment activities may differ considerably from those of other clients of our Adviser.

Situations may occur when we could be disadvantaged because of the investment activities conducted by our Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for us or the other accounts, thereby limiting the size of our position; (2) the difficulty of liquidating an investment for us or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the 1940 Act. Our investment opportunities may be limited by affiliations of our Adviser or its affiliates with power and energy infrastructure companies.

Under the 1940 Act, we and our affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest. Our Adviser will allocate non-negotiated private placement investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

The fair value of certain securities will be determined pursuant to methodologies established by our Board of Directors. Fair value pricing involves judgments that are inherently subjective and inexact. Our Adviser is subject to a conflict of interest in determining the fair value of securities in our portfolio, as the management fees we pay our Adviser are based on the value of our average monthly Managed Assets.

LEVERAGE

Use of Leverage

We currently engage in leverage and may borrow money or issue additional debt securities, and/or issue preferred stock, to provide us with additional funds to invest.  The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock.   The issuance of additional common stock may enable us to increase the aggregate amount of our leverage or to maintain existing leverage. We have a non-fundamental policy investment policy that we will not employ leverage above 20% of our total assets at time of incurrence.  We will not use leverage unless we believe that leverage will serve the best interests of our stockholders. The principal factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. We do not anticipate using leverage where the estimated costs of issuing such leverage and the on-going cost of servicing the payment obligations on such leverage exceed the estimated return on the proceeds of such leverage. We note, however, that in making the determination of whether to issue leverage, we must rely on estimates of leverage costs and expected returns. Actual costs of leverage vary over time depending on interest rates and other factors. Actual returns vary, of course, depending on many factors. Additionally, the percentage of our assets attributable to leverage may vary significantly during periods of extreme market volatility and will increase during periods of declining market prices of our portfolio holdings.  Our Board of Directors will also consider other factors, including whether the current investment opportunities will help us achieve our investment objectives and strategies.

As of the date of this prospectus, we have outstanding $20 million of our privately placed Notes.  The Notes were issued on November 6, 2009 and have a maturity date of November 6, 2014. Holders of the Notes are entitled to receive quarterly cash interest payments at an annual rate that resets each quarter based on the 3-month LIBOR plus 1.87 percent. As of the date of this prospectus, the current rate is [2.22]%.

We have established an unsecured credit facility with U.S. Bank N.A. which currently allows us to borrow up to $18 million. Outstanding balances under the credit facility generally accrue interest at a variable annual rate equal to the one-month LIBOR rate plus [2.00]%, with a fee of [0.25]% on any unused balance of the credit facility. As of the date of this prospectus, the current rate is [___]%. The credit facility remains in effect through September 14, 201[0].  We currently expect to seek to renew the credit facility at an amount sufficient to meet our operating needs.  We may draw on the facility from time to time in accordance with our investment policies. As of the date of this prospectus, we have outstanding approximately $[___] million under the credit facility.

Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Leverage capital would have complete priority upon distribution of assets over common stock. We expect to invest the net proceeds derived from any use or issuance of leverage capital according to the investment objectives and strategies described in this prospectus. As long as our portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage capital after taking its related expenses into consideration, the leverage will cause our common stockholders to receive a higher rate of income than if we were not leveraged. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to us), our total return will be less than if leverage had not been used, and, therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, our Adviser in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long term benefits to our common stockholders of so doing will outweigh the current reduced return. There is no assurance that we will utilize leverage capital or, if leverage capital is utilized, that those instruments will be successful in enhancing the level of our total return. The NAV of our common stock will be reduced by the fees and issuance costs of any leverage capital.

There is no assurance that outstanding amounts we borrow may be prepayable by us prior to final maturity without significant penalty, but we do not expect any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as we may agree. We may be required to prepay outstanding amounts or incur a penalty rate of interest in the event of the occurrence of certain events of default. We may be expected to indemnify our lenders, particularly any banks, against liabilities they may incur related to their loan to us. We may also be required to secure any amounts borrowed from a bank by pledging our investments as collateral.

Leverage creates risk for holders of our common stock, including the likelihood of greater volatility of our NAV and the value of our shares, and the risk of fluctuations in interest rates on leverage capital, which may affect the return to the holders of our common stocks or cause fluctuations in the distributions paid on our common shares. The fee paid to our Adviser will be calculated on the basis of our Managed Assets, including proceeds from leverage capital. During periods in which we use leverage, the fee payable to our Adviser will be higher than if we did not use leverage. Consequently, we and our Adviser may have differing interests in determining whether to leverage our assets. Our Board of Directors will monitor our use of leverage and this potential conflict.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance, the value of our total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. Stated another way, we may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the amount of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, we are not permitted to declare any cash dividend or other distribution on our common stock, or purchase any of our shares of common stock (through tender offers or otherwise), unless we would satisfy this 200% asset coverage after deducting the amount of such dividend, distribution or share purchase price, as the case may be. We may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Common stockholders would bear the costs of issuing preferred stock, which may include offering expenses and the ongoing payment of dividends. Under the 1940 Act, we may only issue one class of preferred stock.

Under the 1940 Act, we are not permitted to issue debt securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, we may not issue debt securities in a principal amount of more than 33.33% of the amount of our total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. We also must maintain this 300% asset coverage for as long as the indebtedness is outstanding. The 1940 Act provides that we may not declare any cash dividend or other distribution on common or preferred stock, or purchase any of our shares of stock (through tender offers or otherwise), unless we would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, we may be required to redeem debt securities, or sell a portion of our investments when it may be disadvantageous to do so. Under the 1940 Act, we may only issue one class of senior securities representing indebtedness.  So long as Notes are outstanding, any debt securities offered pursuant to this prospectus and any related prospectus supplement will rank on parity with any outstanding Notes.

Hedging Transactions

In an attempt to reduce the interest rate risk arising from our leveraged capital structure, we may use interest rate transactions such as swaps, caps and floors. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk.  Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.  The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment intended to approximate our variable rate payment obligation on any variable rate borrowings or preferred stock. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate of interest, would receive from the counterparty payments equal to the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. When interest rate transactions are outstanding, we will segregate liquid assets with our custodian in an amount equal to our net payment obligation under the transactions.  Therefore, depending on the state of interest rates in general, our use of interest rate transactions could affect our ability to make required interest or distribution payments on any outstanding leverage. We will, however, accrue the amount of our obligations under any interest rate transactions and designate on our books and records with our custodian, an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to that amount. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline. If the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage.

We have entered into interest rate swap transactions intended to reduce our interest rate risk with respect to our interest and distribution payment obligations under our outstanding leverage.  See “Risk Factors — Risks Related to Our Operations — Hedging Strategy Risk.”

Effects of Leverage

As of May 31, 2010, we were obligated to pay the following rates on our outstanding Notes and unsecured revolving credit facility.

	Aggregate Principal	Remaining	Interest
Title of Security	Amount	Term	Rate per Annum

Notes:
Series A	$20,000,000	4.4 years thru 11/6/2014	2.22%
Borrowings:
Unsecured Revolving Credit Facility	$12,500,000		2.35%

As of May 31, 2010 we have entered into the following interest rate swap agreements in an attempt to reduce our exposure to increasing interest expense resulting from increasing short-term interest rates.

Notional Amount	Rate Payable as of May 31, 2010	Maturity Date
$ 6,000,000	1.12%	11/6/2011
$ 5,000,000	1.81%	11/6/2012
$ 1,000,000	1.73%	11/6/2012
$ 15,000,000	2.66%	11/6/2014
$ 27,000,000	2.13% (weighted average)	11/6/2014

Assuming that the interest rates payable on the Notes and unsecured revolving credit facility remain as described above (an average annual cost of 4.12% based on the amount of leverage outstanding at May 31, 2010), the annual return that our portfolio must experience net of expenses, but excluding deferred and current taxes, in order to cover leverage costs would be 1.88%.

The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a common stockholder, assuming hypothetical annual returns (net of expenses) of our portfolio of -10% to 10%. As the table shows, the leverage generally increases the return to common stockholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	−10%	−5%	0%	5%	10%
Corresponding Common Share Return	−14.85%	−8.58%	−2.32%	3.94%	10.20%

Because we use leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if we did not use leverage because the fees paid are calculated based on our Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and our common stockholders. Because payments on any leverage would be paid by us at a specified rate, only our common stockholders would bear management fees and other expenses we incur.

We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objective and policies. For further information about leverage, see “Risk Factors — Additional Risks to Common Stockholders — Leverage Risk.”

RISK FACTORS

Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment. Therefore, before investing in any of our securities you should consider carefully the following risks, as well as any risk factors included in the applicable prospectus supplement.

Risks Related to Our Operations

General Business Risk.   We are a Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk.  We are subject to all of the business risks and uncertainties associated with any business, including the risk that we will not achieve our investment objectives and that the value of an investment in our common shares could decline substantially and cause you to lose some or all of your investment.

General Securities Risk.   We invest in securities that may be subject to certain risks, including:

Issuer Risk.   The value of the securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products and services.

Credit Risk.   Credit risk is the risk that a security in our portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. We may invest up to 25% of our assets in fixed income securities that are rated non-investment grade. Securities rated non-investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “junk bonds.” These securities are subject to a greater risk of default.

Interest Rate Risk.   Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of certain income-generating securities generally will fall.

Reinvestment Risk.   Reinvestment risk is the risk that income from our portfolio will decline if we invest the proceeds from matured or traded securities at market interest rates that are below our portfolio’s current earnings rate. A decline in income could affect the NAV of our common shares or our overall return.

Call or Prepayment Risk.   During periods of declining interest rates, borrowers may exercise their option to call or prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities.

Valuation of Certain Securities.   Certain investments with limited secondary markets may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. Please see “— Valuation Risk.”

Duration and Maturity Risk.   We have no set policy regarding the maturity or duration of any or all of our securities. Holding long duration and long maturity investments will magnify certain risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above.

Capital Markets Risk.   Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector.  The third and fourth quarters of 2009 and the first and second quarters of 2010 witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, if the volatility continues, the cost of raising capital in the fixed income and equity capital markets and the ability to raise capital may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other fixed income instruments may be unwilling or unable to meet their funding obligations. In addition, measures taken by the U.S. Government to stimulate the U.S.

economy may not be successful or may not have the intended effect.  As a result of any of the foregoing, companies may be unable to obtain new fixed income or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their maintenance and growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Investment Grade Fixed Income Securities Risk.   We may invest a portion of our assets in fixed income securities rated “investment grade” by NRSROs or judged by our Adviser to be of comparable credit quality. Although we do not intend to do so, we may invest up to 100% in such securities. Investment grade fixed income securities are rated Baa3 or higher by Moody’s, BBB- or higher by S&P, or BBB- or higher by Fitch. Investment grade fixed income securities generally pay yields above those of otherwise-comparable U.S. government securities because they are subject to greater risks than U.S. government securities, and yields that are below those of non-investment grade fixed income securities, commonly referred to as “junk bonds,” because they are considered to be subject to fewer risks than non-investment grade fixed income securities. Despite being considered to be subject to fewer risks than junk bonds, investment grade fixed income securities are, in fact, subject to risks, including volatility, credit risk and risk of default, sensitivity to general economic or industry conditions, potential lack of resale opportunities (illiquidity), and additional expenses to seek recovery from issuers who default. In addition, ratings are relative and subjective and not absolute standards of quality, and ratings do not assess the risk of a decline in market value. Securities ratings are based largely on an issuer’s historical financial condition and the NRSRO’s analysis at the time of rating. Consequently, the rating assigned to any particular fixed income security or instrument is not necessarily a reflection of an issuer’s current financial condition. In addition, NRSROs may make assumptions when rating a fixed income security that turn out not to be correct, or may base their ratings on information that is not correct, either of which can result in a rating that is higher than would otherwise be the case. It is also possible that NRSROs might not change their ratings of a particular fixed income security to reflect subsequent events on a timely basis. Subsequent to our purchase of a fixed income security that is rated investment grade, the fixed income security may cease to be rated or its rating may be reduced, resulting in investment grade fixed income securities becoming junk bonds. None of these events will require our sale of such securities, although our Adviser will consider these events in determining whether we should continue to hold the securities.

MLP Risks.   An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of our investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Restricted Securities Risk.   We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. Restricted securities (including Rule 144A securities) are less liquid than freely tradable securities because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike freely tradable securities, which can be expected to be sold immediately if the market is adequate. The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously have recorded our investments. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, in limited circumstances we may have the right to cause some of those securities to be registered. If we have the right to cause such registration, the expenses of registering restricted securities may not be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell a security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Rule 144A Securities Risk.   The Fund may purchase Rule 144A securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. Securities saleable among qualified institutional buyers pursuant to Rule 144A will not be counted towards the 15% limitation on restricted securities.

An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously recorded these investments.

Tax Risk.   We have elected to be treated, and intend to qualify each year, as a “regulated investment company” under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Certain U.S. Federal Income Tax Considerations.” If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced. For additional information on the requirements imposed on RICs and the consequences of a failure to qualify, see “Certain U.S. Federal Income Tax Considerations” below.

Tax Law Change Risk.  Distributions paid to U.S. stockholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. stockholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares.  Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate stockholders under Section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual stockholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which provides for a maximum 15% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Distributions made to a U.S. stockholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund.  The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2011.  Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. stockholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. stockholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. stockholder (assuming the shares are held as a capital asset).  Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to increase to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) would be taxed as ordinary income.

Equity Securities Risk.   Equity securities of entities that operate in the power and energy infrastructure sectors can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributions). Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios.

Power and energy infrastructure company equity prices are primarily influenced by distribution growth rates and prospects for distribution growth. Any of the foregoing risks could substantially impact the ability of such an entity to grow its distributions.

Non-investment Grade Fixed Income Securities Risk.   We will not invest more than 25% of our total assets in fixed income securities rated non-investment grade by NRSROs or unrated securities of comparable quality. Non-investment grade securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P or BB or lower by Fitch or, if unrated are determined by our Adviser to be of comparable credit quality. Non-investment grade securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or fixed income securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these non-investment grade fixed income securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade securities tend to be less liquid than investment grade securities. The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Securities ratings are based largely on an issuer’s historical financial condition and the NRSRO’s analysis at the time of rating. Consequently, the rating assigned to any particular fixed income security or instrument is not necessarily a reflection of an issuer’s current financial condition. In addition, NRSROs may make assumptions when rating a fixed income security that turn out not to be correct, or may base their ratings on information that is not correct, either of which can result in a rating that is higher than would otherwise be the case. It is also possible that NRSROs might not change their ratings of a particular fixed income security to reflect subsequent events on a timely basis. Subsequent to our purchase of a fixed income security that is rated investment grade, the fixed income security may cease to be rated or its rating may be reduced, resulting in investment grade fixed income securities becoming junk bonds. None of these events will require our sale of such securities, although our Adviser will consider these events in determining whether we should continue to hold the securities.

The market for non-investment grade and comparable unrated securities has experienced periods of significantly adverse prices and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and to pay interest thereon or to refinance such securities. The market for these securities may react in a similar fashion in the future.

Non-U.S. Securities Risk.   We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers) and that otherwise meet our investment objectives. This may include investments in the securities of non-U.S. issuers that involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. Because one of our non-fundamental policies does not permit us to invest more than 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers), we will not be able to pass through to our stockholders any foreign income tax credits as a result of any foreign income taxes we pay. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect our assets held in non-U.S. countries. There may be less publicly available information about a non-U.S. company than there is regarding a U.S. company. Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies. Non-U.S. markets also have different clearance and settlement procedures that could cause us to encounter difficulties in purchasing and selling securities on such markets and may result in our missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by non-U.S. issuers (including Canadian issuers) can expect to have a higher expense ratio because of the increased transaction costs in non-U.S. markets and the increased costs of maintaining the custody of such non-U.S. securities.

When investing in securities issued by non-U.S. issuers (including Canadian issuers), there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. We do not currently intend to reduce or hedge our exposure to non-U.S. currencies. Such a decrease in the value of our investments when leverage is outstanding may result in our having to reduce the amount of leverage if our statutory or other asset coverage ratios fall below required amounts. Such reduction of leverage may cause us to recognize a loss on transactions undertaken to reduce our leverage, resulting in a further decrease in our value.

Valuation Risk.   The fair value of certain of our investments may not be readily determinable. The fair value of these securities will be determined pursuant to methodologies established by our Board of Directors. While the fair value of securities we acquire through direct placements generally will be based on a discount from quoted market prices, other factors may adversely affect our ability to determine the fair value of such a security. Fair value pricing involves judgments that are inherently subjective and inexact. Our determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than the fair value, which could have a negative impact on our NAV.

Fair value pricing involves judgments that are inherently subjective and inexact. Our Adviser is subject to a conflict of interest in determining the fair value of securities in our portfolio, as the management fees we pay our Adviser are based on the value of our average monthly Managed Assets. See “Investment Objectives and Principal Investment Strategies — Conflicts of Interest.”

Quarterly Results Risk.   We could experience fluctuations in our operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Leverage Risk.   Our use of leverage through borrowings or the issuance of preferred stock or fixed income securities, and any other transactions involving indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act. Under normal circumstances, we will not employ leverage above 20% of our total assets at time of incurrence.

Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Because our Adviser’s fee is based upon a percentage of our Managed Assets, our Adviser’s fee is higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage. Successful use of leverage depends on our Adviser’s ability to predict or to hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

We will pay (and the holders of our common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the senior securities, including higher advisory fees. Accordingly, we cannot assure you that the issuance of senior securities will result in a higher yield or return to the holders of our common shares. Costs of the offering of senior securities will be borne immediately by our common stockholders and result in a reduction of net asset value of our common shares. See “Leverage.”

Hedging Strategy Risk.   We may use interest rate swap transactions, for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. Interest rate swap transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. Economic costs of hedging are reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. In addition, our success in using hedging instruments is subject to our Adviser’s ability correctly to predict changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in reduced overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

Depending on the state of interest rates in general, our use of interest rate swap transactions could increase or decrease the cash available to us for payment of dividends or interest, as the case may be. We will, however, accrue the amount of our obligations under any interest rate transactions and designate on our books and records with our custodian, an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to that amount. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline and result in a decline in the NAV of our common shares. In addition, if the counterparty to an interest rate swap transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

Liquidity Risk.   Although some of the securities in which we invest may trade on the NYSE, NYSE Alternext US and the NASDAQ Market, certain of those securities may trade less frequently than those of larger companies that have larger market capitalizations. Additionally, certain securities may not trade on such exchanges (e.g., Rule 144A securities for which there generally is a secondary market of qualified institutional buyers) or may be unregistered and/or subject to lock-up periods (e.g., securities purchased in direct placements). The potential illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded (or over time experience decreased trading volume) may restrict our ability to take advantage of other market opportunities or to sell those securities. This also may affect adversely our ability to make required interest payments on our debt securities and distributions on any of our preferred stock, to redeem such securities, or to meet asset coverage requirements.

Non-Diversification Risk.   We are registered as a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must diversify our holdings so that, at the end of each quarter (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are engaged in the same trade or business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs). An inherent risk associated with any investment concentration is that we may be adversely affected if one or two of our investments perform poorly. Financial difficulty on the part of any single portfolio company would then expose us to a greater risk of loss than would be the case if we were a “diversified” company holding numerous investments.

Given our investments in MLPs and other entities that are treated as partnerships for U.S. federal income tax purposes, compliance with the qualifying income and asset diversification tests applicable to RICs presents unusual challenges and will require careful, ongoing monitoring. Our Adviser has experience monitoring such investments and will apply that experience to our investment portfolio. There can be no assurance, however, that the Adviser will succeed under all circumstances in ensuring that we meet the requirements for RIC status, particularly given that certain determinations, such as whether a security in which we invest constitutes debt or equity for tax purposes, may not be free from doubt.

Competition Risk.   There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the power and energy infrastructure sectors, including publicly traded investment companies, structured notes,  private funds, open-end funds and indexed products.  In addition, recent tax law changes have increased the ability of RICs or other institutions to invest in MLPs.  These competitive conditions may adversely impact our ability to meet our investment objectives, which in turn could adversely impact our ability to make interest or distribution payments on any securities we may issue. Some of our competitors may have a lower cost of borrowing funds than we have, greater access to funding sources not available to us, or a less stringent set of regulatory constraints than those applicable to us.

Performance Risk.   We intend to make regular cash distributions, no less than monthly, of all or substantially all of our investment income (other than long-term capital gains) to common stockholders. We intend to pay common stockholders, at least annually, all or substantially all of our long-term capital gains. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act may limit our ability to make distributions in certain circumstances.  Restrictions and provisions in any future credit facilities and fixed income securities may also limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See “Certain U.S. Federal Income Tax Considerations.” We cannot assure you that you will receive distributions at a particular level or at all. The equity securities in which we invest may not appreciate or may decline in value. The fixed income or preferred equity securities in which we invest may not make all required payments. Any gains that we do realize on the disposition of any securities may not be sufficient to offset losses on other securities. A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

Legal and Regulatory Change Risks.   The regulatory environment for closed-end companies is evolving, and changes in the regulation of closed-end companies may adversely affect the value of our investments, our ability to obtain the leverage that we might otherwise obtain, or to pursue our trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on us could be substantial and adverse.

Management Risk.   The Adviser was formed in 2002 to provide portfolio management to institutional and high-net worth investors seeking professional management of their MLP investments. The Adviser has been managing investments in portfolios of MLP investments since that time, including since July 2009, management of our investments, and management of five other publicly-traded and one privately held closed-end management investment companies. As of July 31, 2010 the Adviser had client assets under management of approximately $4.9 billion. To the extent that the Adviser’s assets under management continue to grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Concentration Risk.   The Fund’s strategy of concentrating in power and energy infrastructure investments means that the performance of the Fund will be closely tied to the performance of these particular market sectors. The Fund’s concentrations in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on the Fund than on a fund that does not concentrate in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole.

Conflicts Risk.   Conflicts of interest may arise because our Adviser and its affiliates generally will be carrying on substantial investment activities for other clients in which we will have no interest. Our Adviser may have financial incentives to favor certain of such accounts over us. Any of its proprietary accounts and other customer accounts may compete with us for specific trades. Our Adviser may buy or sell securities for us that differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may occur in which we could be disadvantaged because of the investment activities conducted by our Adviser for its other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position. Our Adviser may also have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to our Adviser by that other fund.

Our investment opportunities may be limited by affiliations of our Adviser or its affiliates with power or energy infrastructure companies. In addition, to the extent our Adviser sources, contemplates, structures, or makes private investments in power or energy infrastructure companies, certain employees of our Adviser may become aware of actions planned by such companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in a power or energy infrastructure company about which our Adviser has material nonpublic information.

Our investment opportunities may be limited by investment opportunities in companies that our Adviser is evaluating for other clients. To the extent a potential investment is appropriate for us and one or more other clients, our Adviser will need to fairly allocate that investment to us or the other client, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may arise an attractive limited investment opportunity suitable for us in which we cannot invest under the particular allocation method being used for that investment.

Under the 1940 Act, we and our affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, our Adviser will not co-invest its other clients’ assets in negotiated private transactions in which we invest. To the extent we are precluded from co-investing, our Adviser will allocate private investment opportunities among its clients, including but not limited to us and our affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to us.

Our Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on our behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for us. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objectives as ours.

Risks Related to Investing in the Power and Energy Infrastructure Sectors

Under normal circumstances, we invest at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations. Our focus on the power and energy infrastructure sectors may present more risks than if it were broadly diversified over numerous sectors of the economy. Therefore, a downturn in the power and energy infrastructure sectors would have a larger impact on us than on an investment company that does not concentrate in these sectors. Specific risks of investing in the power and energy infrastructure sectors include the following:

Interest Rate Risk.   A rising interest rate environment could adversely impact the performance of companies in the power and energy infrastructure sectors. Rising interest rates may increase the cost of capital for companies operating in these sectors. A higher cost of capital could limit growth from acquisition or expansion projects, limit the ability of such entities to make or grow distributions or meet debt obligations, and adversely affect the prices of their securities.

Credit Rating Downgrade Risk.   Power and energy infrastructure companies rely on access to capital markets as a source of liquidity for capital requirements not satisfied by operating cash flows. Credit downgrades in the companies in which we invest may impact their ability to raise capital on favorable terms and increase their borrowing costs.

Terrorism and Natural Disasters Risk.   Power and energy infrastructure companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the power and energy infrastructure sectors and markets. Such events may also adversely affect our business and financial condition.

Natural risks, such as earthquakes, flood, lighting, hurricane and wind, are inherent risks in power and energy infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of power and energy and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the power and energy infrastructure sectors.

Climate Change Regulation Risk.  Climate change regulation could result in increased operations and capital costs for the companies in which we invest.  Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change.  These measures and future measures could result in increased costs to certain companies in which we invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which we invest.

Operating Risk.   The operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution and/or energy infrastructure assets involves many risks, including:

•	Equipment failure causing outages;

•	Transmission or transportation constraints, inoperability or inefficiencies;

•	Dependence on a specified fuel source, including the transportation of fuel;

•	Changes in electricity and fuel usage;

•	Availability of competitively priced alternative energy sources;

• •	Changes in generation efficiency and market heat rates; Lack of sufficient capital to maintain facilities;

•	Seasonality;

•	Changes in supply and demand for energy commodities;

•	Catastrophic events such as fires, explosions, floods, earthquakes, hurricanes and similar occurrences;

•	Structural, maintenance, impairment and safety problems and storage, handling, disposal and decommissioning costs associated with operating nuclear generating facilities; and

•	Environmental compliance.

Any of these risks could have an adverse effect on a company with power or energy infrastructure operations and its securities. Additionally, older generating equipment may require significant capital expenditures to keep them operating at peak efficiency.  This equipment is more likely to require periodic upgrading and improvement. Breakdown or failure of an operating facility may prevent the facility from performing under applicable power sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. A company’s ability to successfully and timely complete capital improvements to existing facilities or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, a power or energy infrastructure company could be subject to additional costs and / or the write-off of its investment in the project or improvement. Any of these costs could adversely affect the value of securities in our portfolio.

As a result of the above risks and other potential hazards associated with the power or energy infrastructure sector, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage.

Power Infrastructure Company Risk.   Companies operating in the power infrastructure sector also are subject to additional risks, including those discussed below. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price could be adversely affected.

Regulatory Risk.   Issuers in the power infrastructure sector may be subject to regulation by various governmental authorities in various jurisdictions and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Power infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes, including any inability to obtain expected or contracted increases in electricity tariff rates or tariff adjustments for increased expenses, could adversely impact their results of operations. Furthermore, changes in laws or regulations or changes in the application or interpretation of regulatory provisions in jurisdictions where power infrastructure companies operate, particularly utilities where electricity tariffs are subject to regulatory review or approval, could adversely affect their business, including, but not limited to:

•	changes in the determination, definition or classification of costs to be included as reimbursable or pass-through costs;

•	changes in the definition or determination of controllable or non-controllable costs;

•	changes in the definition of events which may or may not qualify as changes in economic equilibrium;

•	changes in the timing of tariff increases; or

•	other changes in the regulatory determinations under the relevant concessions.

Any of the above events may result in lower margins for the affected businesses, which can adversely affect the operations of a power infrastructure company and hence the value of securities in our portfolio.

Prices for certain power infrastructure companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. The rates assessed for these rate-regulated power infrastructure companies by state and certain city regulators are generally subject to cost-of-service regulation and annual earnings oversight. This regulatory treatment does not provide any assurance as to achievement of earnings levels. Such rates are generally regulated based on an analysis of a company’s costs and capital structure, as reviewed and approved in a regulatory proceeding. While rate regulation is premised on the full recovery of prudently incurred costs and a reasonable rate of return on invested capital, there can be no assurance that the regulators will judge all of a power infrastructure company’s costs to have been prudently incurred, that the regulators will not reduce the amount of invested capital included in the capital structure that the power infrastructure company’s rates are based upon or that the regulatory process in which rates are determined will always result in rates that will produce full recovery of a power infrastructure company’s costs, including regulatory assets reported in the balance sheet, and the return on invested capital allowed by the regulators.

Federal Energy Regulatory Commission (“FERC”) Risk.   FERC ruled in 2008 that it has jurisdiction under the Federal Power Act (“FPA”) over the acquisition of certain power infrastructure company securities by investment advisers that are themselves public utility holding companies as defined under Public Utility Holding Company Act of 2005 (“PUHCA 2005”).  The Fund could become subject to FERC’s jurisdiction if it is deemed to be a holding company of a public utility company or of a holding company of a public utility company, and the Fund may be required to aggregate securities held by the Fund or other funds and accounts managed by our Adviser and its affiliates. A company is a holding company within the meaning of PUHCA 2005 and the FPA if it directly or indirectly owns, controls, or holds, with power to vote, 10 percent or more of the outstanding voting securities of a public utility company or of a holding company of any public utility company. In general, a holding company under the FPA may not purchase, acquire or take a security or securities valued in excess of $10 million of any other public utility company or of a public utility holding company unless FERC has approved the transaction or an exemption or waiver is available. Accordingly, the Fund may be prohibited from buying securities of a public utility company or of a holding company of any public utility company or may be forced to divest itself of such securities because of other holdings by the Fund or other funds or accounts managed by our Adviser and its affiliates.

Competition Risk.   The power infrastructure sector is characterized by numerous strong and capable competitors, many of which may have extensive and diversified developmental or operating experience (including both domestic and international experience) and financial resources. Further, in recent years, the power infrastructure sector has been characterized by strong and increasing competition with respect to both obtaining power sales agreements and acquiring existing power generation assets. In certain markets these factors have caused reductions in prices contained in new power sales agreements and, in many cases, have caused higher acquisition prices for existing assets through competitive bidding practices. The evolution of competitive electricity markets and the development of highly efficient gas-fired power plants have also caused, or are anticipated to cause, price pressure in certain power markets.

Environmental Risk.   Power infrastructure company activities are subject to stringent environmental laws and regulation by many federal, state, local authorities, international treaties and foreign governmental authorities. These regulations generally involve emissions into the air, effluents into the water, use of water, wetlands preservation, waste disposal, endangered species and noise regulation, among others. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Environmental laws and regulations affecting power generation and distribution are complex and have tended to become more stringent over time. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, including potential regulatory and enforcement developments related to air emissions.

These laws and regulations have imposed, and proposed laws and regulations could impose in the future, additional costs on the operation of power plants. Power infrastructure companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. Changes in, or new, environmental restrictions may force power infrastructure companies to incur significant expenses or expenses that may exceed their estimates. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities in our portfolio could be adversely affected.

Power infrastructure companies may not be able to obtain or maintain all required environmental regulatory approvals. If there is a delay in obtaining any required environmental regulatory approvals or if a power infrastructure company fails to obtain, maintain or comply with any such approval, the operation of its facilities could be stopped or become subject to additional costs. In addition, a power infrastructure company may be responsible for any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, regardless of when the liabilities arose and whether they are known or unknown.

Energy Infrastructure Company Risk.   Companies operating in the energy infrastructure sector also are subject to additional risks, including those described below. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price would be adversely affected.

Pipeline Company Risk.   Pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Gathering and Processing Company Risk.   Gathering and processing companies are subject to many risks, including declines in production of crude oil and natural gas fields, which utilize their gathering and processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity, and declines in the prices of natural gas liquids and refined petroleum products, resulting in lower processing margins.

Propane Company Risk.   Propane companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Midstream propane companies’ unit prices are largely based on safety in distribution coverage ratios, the interest rate environment and, to a lesser extent, distribution growth. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Supply and Demand Risk.   A decrease in the production of natural gas, natural gas liquids, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transportation, processing, storage or distribution, may adversely impact the financial performance of companies in the energy infrastructure sector. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, political events, OPEC actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, failure to obtain necessary permits, unscheduled outages, unanticipated expenses, inability to successfully carry out new construction or acquisitions, import supply disruption, increased competition from alternative energy sources or related commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of companies in the energy infrastructure sector. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather. The length and severity of the current recession and its impact on companies in the energy infrastructure sector, cannot be determined.

The profitability of companies engaged in processing and pipeline activities may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities.

Price Volatility Risk.   The volatility of energy commodity prices can indirectly affect certain entities that operate in the midstream segment of the energy infrastructure sector due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Most energy infrastructure entities are not subject to direct commodity price exposure because they do not own the underlying energy commodity. Nonetheless, the price of an energy infrastructure security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices.

Competition Risk.   Even if reserves exist in areas accessed by the facilities of transporting and processing energy infrastructure companies, they may not be chosen by producers to gather, transport, process, fractionate, store or otherwise handle the natural gas, natural gas liquids, crude oil, refined petroleum products or coal that are produced. They compete with others on the basis of many factors, including but not limited to geographic proximity to the production, costs of connection, available capacity, rates and access to markets.

Regulatory Risk.   Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies.

Energy infrastructure companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an energy infrastructure company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. In May 2005, FERC issued a policy statement that pipelines, including those organized as partnerships, can include in computing their cost of service a tax allowance to reflect actual or potential tax liability on their public utility income attributable to all entities or individuals owning public utility assets, if the pipeline establishes that the entities or individuals have an actual or potential income tax liability on such income. Whether a pipeline’s owners have such actual or potential income tax liability will be reviewed by FERC on a case-by-case basis. If an MLP is unable to establish that its unitholders are subject to U.S. federal income taxation on the income generated by the MLP, FERC could disallow a substantial portion of the MLP’s income tax allowance. If FERC were to disallow a substantial portion of the MLP’s income tax allowance, the level of maximum tariff rates the MLP could lawfully charge could be lower than the MLP had been charging prior to such ruling or could be lower than the MLP’s actual costs to operate the pipeline. In either case, the MLP would be adversely affected.

Additional Risks to Common Stockholders

Market Impact Risk.   The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock. Our ability to sell shares of common stock below NAV may increase this pressure. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Dilution Risk.   The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance.  See “Description of Securities — Common Stock — Issuance of Additional Shares” which includes a table reflecting the dilutive effect of selling our common stock below NAV.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk.  As with any shares, the price of our shares will fluctuate with market conditions and other factors.  If shares are sold, the price received may be more or less than the original investment.  Common shares are designed for long-term investors and should not be treated as trading vehicles.   Common shares of closed-end management investment companies frequently trade at a discount from their NAV.  Common shares of closed-end investment companies like us that invest primarily in equity securities have during some periods traded at prices higher than their NAV and during other periods traded at prices lower than their NAV. We have historically traded both at a premium and at a discount to NAV.  We cannot assure you that our common shares will trade at a price higher than or equal to NAV. In addition to NAV, the market price of our common shares may be affected by such factors as distribution levels, which are in turn affected by expenses, distribution stability, liquidity, the market for equity securities of MLPs, and market supply and demand.  Our shares may trade at a price that is less than the offering price.  Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and is not directly dependent upon our NAV. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.

Takeover Risk.   The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of the Fund or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting us from the Business Combination Act for any business combination between us and any person to the extent that such business combination receives the prior approval of our Board of Directors, including a majority of our directors who are not interested persons as defined in the 1940 Act.

Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Securities.” Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common shares and may discourage third-party bids for ownership of our Fund. These provisions may prevent any premiums being offered to you for our common shares.

Additional Risks to Senior Security Holders

Generally, an investment in senior securities is subject to the following risks:

Interest Rate Risk.  Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk.  Preferred stock would be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on any preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Notes or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk.  To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem some senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk.  Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk.  A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

MANAGEMENT OF THE FUND

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser.  Our officers are responsible for our day-to-day operations. The names, ages and business addresses of all of our directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth in the statement of additional information. Our Board of Directors consists of a majority of directors who are not “interested persons” (as defined in the 1940 Act) of our Adviser or its affiliates (“Independent Directors”).

Investment Adviser

Pursuant to an advisory agreement, the Adviser provides us with investment research and advice and furnishes us with an investment program consistent with our investment objectives and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to our securities transactions and reports to the Board on our investments and performance.

The Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Adviser specializes in listed energy infrastructure investments, such as pipeline and power companies. As of July 31, 2010, the Adviser had approximately $4.9 billion of client assets under management. The Adviser’s investment committee is comprised of five seasoned portfolio managers.

The Adviser also serves as investment adviser to Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”) and Tortoise MLP Fund, Inc. (“NTG”), which are nondiversified, closed-end investment management companies, and managed accounts.  TYG, which commenced operations on February 27, 2004, invests primarily in equity securities of MLPs and their affiliates in the energy infrastructure sector.  TYY, which commenced operations on May 31, 2005, invests primarily in equity securities of MLPs and their affiliates in the energy infrastructure sector.  TYN, which commenced operations on October 31, 2005, invests in a portfolio consisting primarily of equity securities of companies in the energy sector with their primary operations in North America, including MLPs.  NTG, which commenced operations on July 30, 2010, invests in a portfolio consisting primarily of energy infrastructure MLPs and their affiliates, with an emphasis on natural gas infrastructure MLPs.  The Adviser also serves as the investment adviser to Tortoise Capital Resources Corporation (“TTO”), a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. TTO, which commenced operations on December 8, 2005, invests primarily in privately held and micro-cap public companies operating in the midstream and downstream segments, and to a lesser extent the upstream and coal/aggregates segments, of the energy infrastructure sector.  In addition, the Adviser serves as the investment adviser to a privately held, closed-end management investment company.  To the extent certain MLP securities or other energy infrastructure company securities meet our investment objectives and the objectives of other investment companies or accounts managed by the Adviser, we may compete with such companies or accounts for the same investment opportunities.

Our Adviser is wholly-owned by Tortoise Holdings, LLC, a holding company.  Mariner Holdings, LLC, an independent investment firm with affiliates focused on wealth and asset management, through its wholly-owned subsidiary, Montage Asset Management, LLC, owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by the five members of our

Adviser’s investment committee and certain other senior employees of our Adviser.  In September 2009, the five members of our Adviser’s investment committee entered into employment agreements with our Adviser.

As of August 31, 2010, the Adviser had 34 full-time employees, including the five members of the investment committee of the Adviser.

The investment management of our portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Adviser to sell a security and any one member can veto the committee’s decision to invest in a security. Each committee member has been a portfolio manager since we commenced operations in July 2009.

H. Kevin Birzer.  Mr. Birzer has been a Managing Director of the Adviser since 2002. Mr. Birzer has also served as a Director of ours since inception and of each of TYG, TYY, TYN, TTO, NTG and the privately-held fund managed by our Adviser since inception. Mr. Birzer, who was a member in Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment adviser, from 1990 to May 2009, has over 25 years of investment experience including 19 in high-yield securities. Mr. Birzer began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.

Zachary A. Hamel.  Mr. Hamel has been a Managing Director of the Adviser since 2002 and also is a Partner with Fountain Capital. Mr. Hamel has served as our Senior Vice President since inception and as Senior Vice President of TYY and TTO since 2005, and of TYG, TYN and the privately-held fund managed by our Adviser since 2007. Mr. Hamel has served as President of NTG since 2010.  Mr. Hamel also served as Secretary of TYG, TYY, TYN, and TTO from their inception to April 2007. Mr. Hamel joined Fountain Capital in 1997. He covered the energy, chemicals and utilities sectors. Prior to joining Fountain Capital, Mr. Hamel worked for the Federal Deposit Insurance Corporation (“FDIC”) for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

Kenneth P. Malvey.  Mr. Malvey has been a Managing Director of the Adviser since 2002 and also is a Partner with Fountain Capital. Mr. Malvey has served as Treasurer of the Fund and NTG since inception and as Treasurer of TYY, TYG and TYN since November 2005, of TTO since September 2005, and of the privately-held fund since 2007; as Senior Vice President of the Fund and NTG since inception and as Senior Vice President of TYY and TTO since 2005, and of TYG, TYN, and the privately-held fund since 2007; as Assistant Treasurer of TYG, TYY and TYN from their inception to November 2005; and as Chief Executive Officer of  the privately-held fund since December 2008. Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital’s Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE Capital in 1996, Mr. Malvey was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He earned his CFA designation in 1996.

Terry C. Matlack.  Mr. Matlack has been a Managing Director of the Adviser since 2002 and has also served as our Chief Financial Officer since inception, as a Director from inception until September 15, 2009, and as Chief Financial Officer since inception and Director from inception until September 15, 2009 of each of TYG, TYY, TYN, TTO, and the privately-held fund managed by our Adviser. Mr. Matlack has served as Chief Executive Officer of NTG since 2010.  From 2001 to 2002, Mr. Matlack was a full-time Managing Director of Kansas City Equity Partners LC (“KCEP”). Prior to joining KCEP, from 1998 to 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Mr. Matlack served as Chief Compliance Officer of TYY and TYN from inception through May 2006 and as Chief Compliance Officer of TYG from 2004 through May 2006; as Treasurer of TYY, TYG and TYN from inception to November 2005; as Assistant Treasurer of TYY, TYG and TYN from November 2005 to April 2008, of TTO from inception to April 2008, and of the private investment company from inception to April 2009. Prior to 1995, he was Executive Vice President and a member of the board of directors of W.K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W.K. Cellular, a cellular rural service area operator. He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.

David J. Schulte.  Mr. Schulte has been a Managing Director of the Adviser since 2002.  He has served as our CEO and President since inception; as CEO of TYN since 2005 and as President of TYN from inception to September 2008; as President and Chief Executive Officer of TYG and TYY since 2005; as Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; as Senior Vice President of NTG since 2010; as President of the privately-held fund since 2007 and as Chief Executive Officer of the privately-held fund from 2007 to December 2008. From 1993 to 2002, Mr. Schulte was a full-time Managing Director of KCEP. While a Managing Director of KCEP, he led private financing for two growth MLPs in the energy infrastructure sector. Since February 2004, Mr. Schulte has been an employee of the Adviser.  Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co, Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He passed the CPA examination in 1983 and earned his CFA designation in 1992.

The statement of additional information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of our securities by the portfolio managers listed above.

Compensation and Expenses

Under the advisory agreement, we pay the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 0.95% of our average monthly Managed Assets. Managed Assets means our total assets (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred stock). Our Adviser has agreed to waive fees in the amount of (i) 0.15% of average monthly Managed Assets effective July 31, 2009 through December 31, 2010, resulting in a net management fee of 0.80% for calendar year 2010, (ii) 0.10% of average monthly Managed Assets effective January 1, 2011 through December 31, 2011, resulting in a net management fee of 0.85% for calendar year 2011, and (iii) 0.05% of average monthly Managed Assets effective January 1, 2012 through December 31, 2012, resulting in a net management fee of 0.90% for calendar year 2012.  Because the fee paid to the Adviser is determined on the basis of our Managed Assets, the Adviser’s interest in determining whether we should incur additional leverage will conflict with our interests.

Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter.

The advisory agreement has a term ending on December 31, 2010 and may be continued from year to year thereafter as provided in the 1940 Act.  The advisory agreement was most recently approved by the Board of Directors in June 2009.  A discussion regarding the basis of the Board of Directors’ decision to approve the advisory agreement is available in our Annual Report to stockholders for the fiscal year ended November 30, 2009.

We bear all expenses not specifically assumed by our Adviser incurred in our operations and will bear the expenses of all future offerings. Expenses we bear include, but are not limited to, the following: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities, training and benefits; (2) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements in which we participate; (3) auditing, accounting, tax and legal service expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of listing our shares with a stock exchange, and expenses of the issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing our interests; (7) expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (8) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) association membership dues; (12) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAV); (13) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents, registrars and administrator for all services to us; (14) compensation and expenses of our directors who are not members of the Adviser’s organization; (15) pricing, valuation, and other consulting or analytical services employed by us; (16) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining notes or preferred stock; (17) all expenses incurred in connection with the offerings of our common and preferred stock and debt securities; and (18) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

CLOSED-END FUND STRUCTURE

We are a nondiversified closed-end management investment company and as such our stockholders will not have the right to cause us to redeem their shares. Instead, our common stock will trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), NAV, call protection, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of common stock of closed-end funds frequently trade at a discount to their NAV. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our NAV may decrease as a result of investment activities. To the extent that our common stock does trade at a discount, the Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the NAV per share resulting from such purchases against the decrease in our assets and potential increase in the expense ratio of our expenses to assets and the decrease in asset coverage with respect to any outstanding senior securities. The Board of Directors believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Board of Directors will decide to engage in any of these actions. There is also no guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. Any stock repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act and the principal stock exchange on which the common stock is traded.

Conversion to an open-end mutual fund is extremely unlikely in light of our investment objectives and policies and would require approval of our Board of Directors and stockholder approval to amend our Charter. If we converted to an open-end mutual fund, we would be required to redeem all senior notes and preferred shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common stock would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company require a fund to redeem its shares of common stock at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV, without the discount commonly associated with closed-end investment companies. Open-end investment companies engage in a continuous offering of their shares and may maintain large cash positions or liquidate favorable investments to meet redemptions. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. In addition, certain of our investment policies and restrictions are incompatible with the requirements applicable to an open-end investment company. Accordingly, conversion to an open-end investment company would require material changes to our investment policies.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund, its stockholders and holders of its debt securities. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate or gift, or state, local or foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, “real estate investment trust,” insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund's stock and debt securities are held by U.S. persons and that such shares and securities are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

• •
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

 an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust, or estate and is not a U.S. holder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its stockholders at least 90% of the sum of (i) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to stockholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund intends to invest a portion of its assets in MLPs. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. The Fund intends to invest only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules, and not more than 25% of the value of the Fund’s total assets will be invested in the securities of publicly traded partnerships.

Failure to Qualify as a RIC

If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be taxed in the same manner as an ordinary corporation and distributions to the Fund’s stockholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends, which would generally be eligible for the dividends received deduction available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.  Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain.  Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC.  Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Stockholders

Assuming the Fund qualifies as a RIC, distributions paid to you by the Fund from its investment company taxable income will generally be taxable to you as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by the Fund) may qualify (i) in the case of corporate stockholders, for the dividends received deduction under Section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (ii) in the case of individual stockholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which generally provides for a maximum rate of 15%) to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends attributable to periods exceeding 366 days). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the stock. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2011.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gain to you. Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to increase to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) will be taxed as ordinary income. Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

Sales and other dispositions of the Fund’s shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you equal to the difference between the amount realized and your adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all the preferred shares held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any common stock of the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions of preferred shares may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment.  Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum rate of 35%, while long-term capital gain realized before January 1, 2011 generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, if the Fund pays you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. A stockholder may elect not to have all dividends and distributions automatically reinvested in Fund shares pursuant to the Plan. If a stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the stockholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. Under certain circumstances, however, if a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the stockholder may be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a stockholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its stockholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own US federal income tax returns, although the Fund's payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% (which is scheduled to increase to 31% after 2010) on taxable dividends and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Medicare Tax

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a 3.8 percent tax on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of our taxable distributions to stockholders and interest payments to holders of debt securities will be subject to the additional tax.

Recently Enacted Legislation

Beginning with payments made after December 31, 2012, recently enacted legislation will generally impose a 30% withholding tax on dividends paid with respect to our stock, the gross proceeds from a disposition of our stock, and interest (including original issue discount, if any) on our debt securities paid to (i) a foreign financial institution (as defined in Section 1471(d)(4) of the Code) unless the foreign financial institution enters into an agreement with the U.S. Treasury Department to collect and disclose information regarding its U.S. account holders (including certain account holders that are foreign entities that have U.S. owners) and satisfies certain other requirements, and (ii) certain other non-U.S. entities unless the entity provides the payor with certain information regarding direct and indirect U.S. owners of the entity, or certifies that it has no such U.S. owners, and complies with certain other requirements. You are encouraged to consult with your own tax Adviser regarding the possible implications of this recently enacted legislation on your investment in our stock or debt securities.

Federal Income Tax Treatment of Holders of Debt Securities

Under present law, we are of the opinion that the debt securities will constitute indebtedness of the Fund for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.   S Since we do not anticipate that any of our debt securities will be issued at a significant enough discount, the following does not discuss any potential application of the original discount rules.

Taxation of Interest.  Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Debt Securities.  Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and your tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, which rate is scheduled to increase to 20% for taxable years after 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%, which rate is scheduled to increase to 39.6% for taxable years after 2010). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, as of the date of this prospectus at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Amortizable Premium.  If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

Market Discount.  If you purchase debt securities at a price that reflects a “market discount,” any principal payments on or any gain that you realize on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. “Market discount” is defined under the Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.

You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding.  In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to certain holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified).  Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

Taxation of Non-U.S. Holders.  If you are a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund’s stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to the Fund through stock ownership, and (5) you satisfy the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will generally be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption generally will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its stockholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

DETERMINATION OF NET ASSET VALUE

We compute the NAV of our common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. We currently make our NAV available for publication weekly on our Adviser’s website. The NAV per share of common stock equals our NAV divided by the number of outstanding shares of common stock. Our NAV equals the value of our total assets (the value of the securities held plus cash or other assets, including interest accrued but not yet received) less (i) all of our liabilities (including accrued expenses), (ii) accumulated and unpaid dividends on any outstanding preferred stock, (iii) the aggregate liquidation preference of any outstanding preferred stock, (iv) accrued and unpaid interest payments on any outstanding indebtedness, (v) the aggregate principal amount of any outstanding indebtedness, and (vi) any distributions payable on our common stock.

We determine the value of our assets and liabilities in accordance with valuation procedures adopted by our Board of Directors.  Securities for which market quotations are readily available are valued at “market value.”  If a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not accurately represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value for the security is determined pursuant to the methodologies established by our Board of Directors.

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The value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, value is determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, we use the price of the exchange that we consider to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or over-the-counter (“OTC”) market on which the security is principally traded, up to the time of valuation, is used.  If there were no reported sales on the security's principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. We obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.

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An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Such securities that are convertible into publicly traded common shares generally are valued based on the value of the freely tradable common share counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.  Securities that may be sold pursuant to Rule 144 at the measurement date will ordinarily be valued at the common share market price for its counterpart.  Securities that are covered by a currently effective registration statement, and the same class of security is publicly traded, are valued at the common share market price.

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Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

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Short-term securities, including bonds, notes, debentures and other fixed income securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less.

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Other assets will be valued pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not accurately represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value will be determined pursuant to the methodologies established by our Board of Directors.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

General

Our Automatic Dividend Reinvestment Plan (the “Plan”) will allow participating common stockholders to reinvest distributions in additional shares of our common stock. Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares issued under the Plan will be purchased on the open market. Shares of common stock issued directly from us under the Plan will be acquired at the greater of (1) NAV at the close of business on the payment date of the distribution, or (2) 95% of the market price per common share on the payment date. Common stock issued under the Plan when shares are trading at a discount to NAV will be purchased in the market at market price or a negotiated price determined by the Plan Agent, Computershare Trust Company, N.A. (the “Plan Agent”).

Automatic Dividend Reinvestment

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan through the facilities of the Depository Trust Company (“DTC”) and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask its investment executive what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.

Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving written, telephone or internet instruction to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next distribution.

Whenever we declare a distribution payable in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock.  The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional shares of common stock from us (“Additional Common Stock”) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the NAV per share of our common stock is equal to or less than the market price per share of our common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account. The number of shares of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the NAV per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.

If, on the payment date, the NAV per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than 30 days following the payment date. We expect to declare and pay monthly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable in shares. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If the participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rate share of brokerage commissions on the shares sold plus a $15.00 transaction fee. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Considerations.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our shares of common stock is higher than the NAV, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants will receive distributions of shares of common stock with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. In addition, because we do not redeem our shares, the price on resale may be more or less than the NAV. See “Certain Federal Income Tax Matters” for a discussion of tax consequences of the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or us at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A. c/o Computershare, Inc., P.O. Box 43078, Providence, Rhode Island 02940-3078.

DESCRIPTION OF SECURITIES

The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

Common Stock

General.  Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share.  Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act. In addition, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control that might otherwise be in our stockholders’ best interests. Under Maryland law, our stockholders are generally not liable for our debts or obligations.

Any common stock offered by this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below.  Our stockholders are entitled to receive distributions if and when authorized by our Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities.  All of our common shares will have equal distribution, liquidation and other rights.

Distributions.  Our portfolio generates cash flow from which we pay monthly cash distributions of our investment company taxable income to common stockholders. In addition, on an annual basis, we intend to distribute capital gains realized during the fiscal year in the last fiscal quarter. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, reduced by deductible expenses. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to avoid federal income tax on our distributed income and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders. See “Certain U.S. Federal Income Tax Considerations.” We intend to pay common stockholders at least annually all or substantially all of our investment company taxable income.

Various factors will affect the level of our income, such as our asset mix. To permit us to maintain a more stable distribution, we may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by us for any particular period may be more or less than the amount of income actually earned by us during that period. Undistributed income will add to our NAV and, correspondingly, distributions from undistributed income will deduct from our NAV. If a stockholder’s common shares are registered directly with us or with a brokerage firm that participates in our Dividend Reinvestment Plan, distributions will be automatically reinvested in additional common stock under the Dividend Reinvestment Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. See “Dividend Reinvestment Plan.”

The yield on our common stock will likely vary from period to period depending on factors including the following:

•	market conditions;
•	the timing of our investments in portfolio securities;
•	the securities comprising our portfolio;
•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);
•	the amount and timing of the use of borrowings and other leverage by us;
•	the effects of leverage on our common stock (discussed above under “Leverage”);
•	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and
•	our net assets and operating expenses.

 Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common stock.

Limitations on Distributions.  In the event that we have preferred shares outstanding, and so long as we remain subject to the 1940 Act, holders of our common stock will not be entitled to receive any net income of, or other distributions from, us unless all accumulated dividends on preferred shares have been paid and the asset coverage (as defined in the 1940 Act) with respect to preferred shares and any outstanding debt is at least 200% after giving effect to such distributions.

So long as senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions. See “Leverage.”

Liquidation Rights.  Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including any preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of Notes and preferred stock.

Voting Rights.  Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of our stockholders, including the election of directors. The presence of the holders of shares of our common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of our stockholders. Our Charter provides that, except as otherwise provided in our Bylaws, each director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Our Bylaws provide that each director shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.  The provisions of the 1940 Act require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders or pursuant to certain other exemptions set forth in the 1940 Act.  At our Annual Meeting of Stockholders in 2010, our stockholders authorized us to sell shares of our common stock for less than NAV, subject to the conditions listed below. The number of shares that we may sell below NAV in one or more public or private offerings may not exceed twenty-five percent (25%) of our then outstanding common stock. We believe that having the ability to issue and sell shares of common stock below NAV benefits all stockholders in that it allows us to quickly raise cash and capitalize on attractive investment opportunities while remaining fully invested at all times. When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act.  The Fund will only issue shares of its common stock at a price below NAV pursuant to the 1940 Act exemption requiring stockholder approval if the following conditions are met:

•
a majority of our directors who have no financial interest in the transaction and a majority of our independent directors have determined that any such sale would be in the best interests of us and our stockholders;

•
a majority of our directors who have no financial interest in the transaction and a majority of our independent directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount;

•
if the net proceeds of any such sale are to be used to make investments, a majority of our directors who have no financial interest in the transaction and a majority of our independent directors, have made a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made will lead to a long-term increase in distribution growth; and

•
the price per common share in any such sale, after deducting offering expenses and commissions, reflects a discount to NAV, as determined at any time within two business days prior to the pricing of the common stock to be sold, of no more than 10%.

For these purposes, directors will not be deemed to have a financial interest solely by reason of their ownership of our common stock.

The table below sets forth the pro forma maximum dilutive effect on our NAV if we were to have issued shares below our NAV as of May 31, 2010. The table assumes that we issue 1,735,247 shares, which represents twenty-five percent (25%) of our common stock as of May 31, 2010, at a net sale price to us after deducting all expenses of issuance, including underwriting discounts and commissions, equal to $19.40, which is 90% of the NAV of our common shares as of May 31, 2010.

Pro Forma Maximum Impact of Below NAV Issuances of Common Shares

Common shares outstanding	6,940,986
Common shares that may be issued below NAV	1,735,246
Total common shares outstanding if all permissible shares are issued below NAV	8,676,232
Net asset value per share as of May 31, 2010	$21.55
Aggregate net asset value of all outstanding common shares based on NAV as of May 31, 2010	$149,566,716
Aggregate net proceeds to the Fund (assuming the Fund sold all permissible shares and received net proceeds equal to $19.40 per share (90% of the NAV as of May 31, 2010))	$33,663,772
Expected aggregate net asset value of the Fund after issuance	$183,230,488
NAV per share after issuance	$21.12
Percentage dilution to pre-issuance NAV	-2.00%

In addition to the conditions set forth in our proxy statement, we are required pursuant to interpretations of the staff of the Commission to amend our shelf registration statement before commencing a below NAV offering if the cumulative dilution from the current offering as calculated in the table above, together with previous below NAV offerings under this registration statement, exceeds 15%. We also must amend our registration statement before commencing an offering of shares pursuant to the issuance of rights to subscribe for shares below net asset value to existing shareholders.

Because the Adviser’s management fee is based upon our average monthly Managed Assets, the Adviser’s interest in recommending the issuance and sale of common stock including common stock issued below NAV, will conflict with our interests and those of our stockholders.

Market.  Our common stock trades on the NYSE under the ticker symbol “TPZ.” Common stock issued pursuant to this prospectus and any related prospectus supplement will trade on the NYSE.

Transfer Agent, Dividend Paying Agent and Dividend Reinvestment Plan Agent.  Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078, serves as the transfer agent, the Dividend Reinvestment Plan agent and the dividend paying agent for our common stock.

Preferred Stock

General.  Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, $0.001 par value per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors.

The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Additionally, the Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.

Preferred stock will rank junior to our debt securities, and senior to all common stock. Under the 1940 Act, we may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of our total assets. If any preferred shares are outstanding, additional issuances of preferred stock must be considered to be of the same class under the 1940 Act and interpretations thereunder and must rank on a parity with respect to the payment of distributions and upon the distribution of our assets. The details on how to buy and sell any preferred stock we may issue, along with other terms of such preferred stock, will be described in a related prospectus supplement, including the following:

•	the form and title of the security;
•	the aggregate liquidation preference of preferred stock;
•	the distribution rate of the preferred stock;
•	any optional or mandatory redemption provisions;
•	any provisions concerning conversion, amortization, sinking funds, and/or retirement;
•	any transfer agent, paying agents or security registrar; and
•	any other terms of the preferred stock.

Distributions.  Holders of preferred stock would be entitled to receive cash distributions, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. The prospectus supplement for any preferred stock will describe the distribution payment provisions for those shares. Distributions so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because of our emphasis on investments in MLPs, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that distributions payable on preferred stock could exceed current and accumulated our earnings and profits, which would be treated for federal income tax purposes as a tax-free return of capital to the extent of the basis of the shares on which the distribution is paid and thereafter as gain from the sale or exchange of the preferred stock.

Limitations on Distributions.  So long as we have senior securities representing indebtedness outstanding, holders of preferred stock will not be entitled to receive any distributions from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such distributions. See “Leverage.”

Liquidation Rights.  In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of any preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of any preferred stock will not be entitled to any further participation in any distribution of our assets. Preferred stock ranks junior to our debt securities upon liquidation, dissolution or winding up.

Voting Rights.  Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding (including Notes), the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated distributions on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions of our Charter and Bylaws and the Maryland General Corporation Law.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, so long as we are current in the payment of distributions on the preferred stock and on any other of our shares ranking on a parity with the preferred stock with respect to the payment of distributions or upon liquidation.

Market.  The details on how to buy and sell any preferred stock we may issue, along with other terms of such preferred stock, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or, that if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise indicated in the related prospectus supplement, preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.  The transfer agent, registrar, dividend paying agent and redemption agent with respect to any preferred stock will be described in the prospectus supplement for such offering.
Debt Securities

General.  Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock. We may issue debt securities, including additional Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Notes, will rank senior to the preferred stock and the common stock.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 331/3% of our total assets. So long as Notes are outstanding, additional debt securities must rank on a parity with the Notes with respect to the payment of interest and upon the distribution of our assets. A prospectus supplement will include specific terms relating to the offering. Subject to the limitations of the 1940 Act, we may issue debt securities, in which case the details on how to buy and sell such debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement. The terms to be stated in a prospectus supplement will include the following:

•	the form and title of the security;
•	the aggregate principal amount of the securities;
•	the interest rate of the securities;
•	the maturity dates on which the principal of the securities will be payable;
•	any events of default or covenants;
•	any optional or mandatory redemption provisions;
•	any provisions concerning conversion, amortization, sinking funds, and/or retirement;
•	the trustees, transfer agent, paying agents or security registrar; and
•	any other terms of the securities.

Interest.  For debt securities, the prospectus supplement will describe the interest payment provisions relating to those debt securities. Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring and making distributions with respect to our common stock and preferred stock.

Limitations.  Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We currently are subject to certain restrictions imposed by guidelines of one or more rating agencies that have issued ratings for outstanding Notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies.  Unless stated otherwise in the related prospectus supplement, it is anticipated that any one of the following events will constitute an “event of default” for that series:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;
•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;
•
default in the performance, or breach, of any covenant or warranty of ours in any document governing the Notes, and continuance of such default or breach for a period of 90 days after written notice has been given to us;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;
•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or
•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are generally not entitled to receive notice of such a default. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any common or preferred stock of the Fund are entitled to receive any payment on account of any redemption proceeds, liquidation preference or distributions from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including the Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights.  Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the documents governing the Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.  The details on how to buy and sell our debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement. We cannot assure you that any secondary market will exist or if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise stated in the related prospectus supplement, debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with a custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

We may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes. We may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;
•	we, at our option, notify the appropriate party in writing that we elect to cause the issuance of notes in definitive form; or
•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

The holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent.  The transfer agent, registrar, dividend paying agent and redemption agent with respect to any debt securities will be described in the prospectus supplement for such offering.

RATING AGENCY GUIDELINES

The Rating Agencies, which assign ratings to our senior securities, impose asset coverage requirements, which may limit our ability to engage in certain types of transactions and may limit our ability to take certain actions without confirming that such action will not impair the ratings. The outstanding Notes are currently rated “Aaa” by Moody’s.  Moody’s, and any other agency that may rate our debt securities or preferred stock in the future, are collectively referred to as the “Rating Agencies.”

We may, but are not required to, adopt any modification to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted pursuant to each Rating Agency’s guidelines (“Rating Agency Guidelines”) only in the event we receive written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the senior securities.

We are required to satisfy two separate asset maintenance requirements with respect to outstanding debt securities and with respect to outstanding preferred stock: (1) we must maintain assets in our portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate principal amount/aggregate liquidation preference of the debt securities/preferred stock, respectively, plus specified liabilities, payment obligations and other amounts (the “Basic Maintenance Amount”); and (2) we must satisfy the 1940 Act asset coverage requirements.

Basic Maintenance Amounts.  We must maintain, as of each valuation date on which senior securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for debt securities and preferred stock for each Rating Agency that is then rating the senior securities and so requires. If we fail to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, we will be required in certain circumstances to redeem certain of the senior securities.

The applicable Basic Maintenance Amount is defined in the Rating Agency’s Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time.

The market value of our portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with our valuation procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as we calculate our NAV. See “Determination of Net Asset Value.”

Each Rating Agency’s discount factors, the criteria used to determine whether the assets held in our portfolio are eligible assets, and the guidelines for determining the discounted value of our portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the senior securities. The discount factor relating to any asset, the applicable basic maintenance amount requirement, the assets eligible for inclusion in the calculation of the discounted value of our portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without our approval, or the approval of our Board of Directors or stockholders.

A Rating Agency’s Guidelines will apply to the senior securities only so long as that Rating Agency is rating such securities. We will pay certain fees to Fitch and any other Rating Agency that may provide a rating for the senior securities. The ratings assigned to the senior securities are not recommendations to buy, sell or hold the senior securities. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

1940 Act Asset Coverage.  We are also required to maintain, with respect to senior securities, as of the last business day on any month in which any senior securities are outstanding, asset coverage of at least 300% for debt securities and 200% for preferred stock (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring distributions on its common stock).  If we fail to maintain the applicable 1940 Act or other more stringent agreed upon asset coverage as of the last business day of the week, month or other period required with respect to the applicable senior security and such failure is not cured within 30 days (the “Asset Coverage Cure Date”), we will be required to redeem certain senior securities.

Notices.  Under the current Rating Agency Guidelines, in certain circumstances, we are required to deliver to any Rating Agency which is then rating the senior securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the applicable 1940 Act asset coverage and the value of our portfolio holdings; and (3) a letter prepared by our independent accountants regarding the accuracy of such calculations.

Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Company, the Board of Directors or any stockholder of the Fund.

A copy of the current Rating Agency Guidelines will be provided to any holder of senior securities promptly upon request made by such holder to the Fund by writing the Fund at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS

The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws that have been filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of our stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. In addition to these provisions, we are incorporated in Maryland and therefore may elect to be subject to the Maryland Control Share Acquisition Act and the Maryland General Corporation Law. In addition, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Classification of the Board of Directors; Election of Directors

Our Charter and Bylaws provide that the number of directors may be established only by our Board of Directors pursuant to the Bylaws, but may not be less than one. Our Bylaws provide that the number of directors may not be greater than nine. Pursuant to our Charter, our Board of Directors is divided into three classes: Class I, Class II and Class III. The term of each class of directors expires in a different successive year. Upon the expiration of their term, directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualified. Each year, only one class of directors will be elected by the stockholders. The classification of our Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by our Board of Directors.

Our classified board could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of our stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, the classification of our Board of Directors could increase the likelihood that incumbent directors will retain their positions and may delay, defer or prevent a change in control of our Board of Directors, even though a change in control might be in the best interests of our stockholders.

Vacancies on Board of Directors; Removal of Directors

Our Charter provides that we have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on our Board of Directors. Accordingly, except as may be provided by our Board of Directors in setting the terms of any class or series of preferred shares, any and all vacancies on our Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

The Charter provides that, subject to the rights of holders of one or more classes of our preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of our directors. This provision, when coupled with the provisions in our Charter and Bylaws regarding the filling of vacancies on our Board of Directors, precludes our stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of our stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our Board of Directors has determined that directors will be elected at such special meeting.

SELLING STOCKHOLDERS

An unspecified number of shares of our common stock may be offered and sold for resale from time to time under this prospectus by certain of our stockholders; provided, however, that no stockholder will be authorized to use this prospectus for an offering of our common stock without first obtaining our consent. We may consent to the use of this prospectus by certain of our stockholders for a limited period of time and subject to certain limitations and conditions depending on the terms of any agreements between us and such stockholders. The identity of any selling stockholder, including any material relationship between us and our affiliates and such selling stockholder, the percentage of our common stock owned by such selling stockholder prior to the offering, the number of shares of our common stock to be offered by such selling stockholder, the percentage of our common stock to be owned (if greater than one percent) by such selling stockholder following the offering, and the price and terms upon which our shares of common stock are to be sold by such selling stockholder will be set forth in a prospectus supplement to this prospectus.

PLAN OF DISTRIBUTION

We may sell our common stock, preferred stock or debt securities, and certain of our stockholders may sell our common stock, on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement. The aggregate amount of securities that may be offered by us and any selling stockholders is limited to $50,000,000. We may offer our common stock, preferred stock and debt securities: (1) directly to one or more purchasers, including existing common stockholders in a rights offering; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to our Dividend Reinvestment Plan. Any selling stockholders may offer our common stock: (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; or (4) through dealers. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Each prospectus supplement relating to an offering of securities will state the terms of the offering, including as applicable:

•	the names and addresses of any agents, underwriters or dealers;
•	any sales loads or other items constituting underwriters’ compensation;
•	any discounts, commissions, or fees allowed or paid to dealers or agents;
•
the public offering or purchase price of the offered securities and the net proceeds we will receive from the sale; provided, however, that we will not receive any of the proceeds from a sale of our common stock by any selling stockholder; and

•	any securities exchange on which the offered securities may be listed.

Direct Sales

We may sell our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. We, or any selling stockholder, may use electronic media, including the Internet, to sell offered securities directly. The terms of any of those sales will be described in a prospectus supplement.

By Agents
We may offer our common stock, preferred stock and debt securities, or certain of our stockholders may sell our common stock, through agents that we or they designate. Any agent involved in the offer and sale will be named and any commissions payable by us, or any selling stockholder, will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities, or a selling stockholder offers our common stock, to underwriters, we and such selling stockholder will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us or such selling stockholder in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.

By Dealers

We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.

General Information

Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

We may offer to sell securities, or certain of our stockholders may offer our common stock, either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

Ordinarily, each series of offered securities will be a new issue of securities and will have no established trading market.

To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.
•	An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.
•
Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.

•
The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Under agreements entered into with us, underwriters and agents and related persons (or and their affiliates) may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold. In connection with any rights offering to our common stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Dividend Reinvestment Plan

We may issue and sell shares of common stock pursuant to our Dividend Reinvestment Plan.

ADMINISTRATOR AND CUSTODIAN

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as our administrator and provides certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We pay the administrator a monthly fee computed at an annual rate of 0.04% of the first $1 billion of our Managed Assets, 0.03% on the next $1 billion of our Managed Assets and 0.02% on the balance of our Managed Assets.

U.S. Bank National Association, 1555 N. Rivercenter Dr., Milwaukee, Wisconsin 53212, serves as our custodian. We pay the custodian a monthly fee computed at an annual rate of 0.004% on the average daily market value of the Fund’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

LEGAL MATTERS

Husch Blackwell LLP (“HB”), Kansas City, Missouri, serves as our counsel.  Certain legal matters in connection with the securities offered hereby will be passed upon for us by HB. HB may rely on the opinion of Venable LLP, Baltimore, Maryland, on certain matters of Maryland law. If certain legal matters in connection with an offering of securities are passed upon by counsel for the placement agents or underwriters of such offering, such counsel to the placement agents or underwriters will be named in a prospectus supplement.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act and the 1940 Act and are required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We voluntarily file quarterly shareholder reports. Our most recent annual shareholder report filed with the SEC is for our fiscal year ended November 30, 2009 and our most recent quarterly shareholder report is for the fiscal quarter ended May 31, 2010. These documents are available on the SEC’s EDGAR system and can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additional information about the operation of the public reference room facilities may be obtained by calling the SEC at (202) 551-5850.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
INFORMATION

$50,000,000

Tortoise Power and Energy Infrastructure Fund, Inc.

Common Stock, Preferred Stock, Debt Securities

____________________________

PROSPECTUS

____________________________

___________, 2010

The information in this preliminary statement of additional information is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  This preliminary statement of additional information is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

________, 2010

STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED SEPTEMBER 7, 2010

Tortoise Power and Energy Infrastructure Fund, Inc., a Maryland corporation (the “Fund,” “we” or “our”), is a nondiversified, closed-end management investment company that commenced operations in July 2009.

This Statement of Additional Information relates to the offering, on an immediate, continuous or delayed basis, of up to $50,000,000 aggregate initial offering price of our common stock, preferred stock and debt securities in one or more offerings. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with our prospectus dated ______, 2010 and any related prospectus supplement. This Statement of Additional Information does not include all information that you should consider before purchasing any of our securities. You should obtain and read our prospectus and any related prospectus supplements prior to purchasing any of our securities. A copy of our prospectus and any related prospectus supplement may be obtained without charge by calling (866) 362-9331. You also may obtain a copy of our prospectus and any related prospectus supplement on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus and any related prospectus supplement. This Statement of Additional Information is dated  ______, 2010.

INVESTMENT LIMITATIONS

This section supplements the disclosure in the prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of our assets are only applied immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations with respect to nonfundamental investment policies that are based on a percentage of total assets include assets obtained or expected to be obtained through leverage.

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety. We may not:

▪	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

▪	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

▪	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

▪	concentrate (invest 25% or more of our total assets) in any particular industry, except that we will concentrate our assets in the group of industries constituting the power and energy infrastructure sectors;

▪	underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in the disposition of restricted securities held in our portfolio;

▪	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

▪	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered nonfundamental and may be changed by the Board of Directors of the Fund (the “Board”) without prior approval of our outstanding voting securities.

Nonfundamental Investment Policies

As a nonfundamental investment policy, under normal circumstances, we will invest at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations.

We also have adopted the following additional nonfundamental policies, that will be followed under normal circumstances:

•           We will invest a minimum of 60% of our total assets in fixed income securities.
•           We will not employ leverage above 20% of our total assets at time of incurrence.
•           We will not invest more than 25% of our total assets in non-investment grade rated fixed income securities.

•           We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale pursuant to Rule 144A (“Rule 144A”) under the Securities Act of 1933 (“1933 Act”), all of which may be illiquid securities.
•           We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers).
•           We will not engage in short sales.

As used for the purpose of each nonfundamental investment policy above, the term “total assets” includes any assets obtained through leverage. Our Board of Directors may change our nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes in such policies (including notice through stockholder reports). Any change in the policy of investing under normal circumstances at least 80% of our total assets (including assets obtained through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase, and we will not be required to reduce a position due solely to market value fluctuations.

In addition, to comply with federal tax requirements for qualification as a RIC, our investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

Currently under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of our total assets including the amount borrowed, less all liabilities and indebtedness not represented by senior securities). Additionally, currently under the 1940 Act, we may not declare any dividend or other distribution upon our common or preferred stock, or purchase any such stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

Currently under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance we have asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of our total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, we are not permitted to declare any cash dividend or other distribution on our common stock or purchase any such common stock unless, at the time of such declaration or purchase, we would satisfy this 200% asset coverage requirement test after deducting the amount of such dividend, distribution or share price.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently under the 1940 Act, we are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of our outstanding securities. Currently, under interpretive positions of the staff of the SEC, we may not have on loan at any given time securities representing more than one-third of our total assets.

We interpret our policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

We interpret our policy with respect to concentration to include power and energy infrastructure companies, as defined in the prospectus and below. See “Investment Objectives and Principal Investment Strategies.”

Under the 1940 Act, we may, but do not intend to, invest up to 10% of our total assets in the aggregate in shares of other investment companies and up to 5% of our total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, we will bear our ratable share of that investment company’s expenses, and would remain subject to payment of our advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent we invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair our ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Our primary investment objective is to provide a high level of current income consistent with a secondary objective of capital appreciation. We seek to provide its stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies.  There is no assurance that we will achieve our objectives.

Under normal circumstances, we invest at least 80% of its total assets (including assets obtained through leverage) in securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids.

The following information supplements the discussion of our investment objectives, policies and techniques that are described in the prospectus and contains more detailed information about the types of instruments in which we may invest, strategies our Adviser may employ in pursuit of our investment objectives and a discussion of related risks.

Portfolio Securities

We seek to achieve our investment objectives by investing in a wide range of securities that generate income, including, but not limited to, fixed income securities and dividend-paying equity securities. Up to 25% of these securities may be securities issued by MLPs. Securities that generate income in which we may invest include, but are not limited to, the following types of securities:

Power and Energy Infrastructure Fixed Income Securities. We invest in fixed income securities, including bonds, debentures or other debt instruments, which are expected to provide a high level of current income. Our investments in securities that generate income may have fixed or variable principal payments and various interest rate and dividend payment and reset terms, including fixed rate, floating rate, adjustable rate, and payment in kind features. Our investments may have extended or no maturities. Securities that generate income also may be subject to call features and redemption provisions. We may invest in securities that generate income of any credit quality, including up to 25% of our total assets in fixed income securities rated non-investment grade (commonly referred to as “junk bonds”), that are considered speculative as to the issuer’s capacity to pay interest and repay principal. Please see “Risk Factors — Risk Related to Our Operations —Non-investment Grade Fixed Income Securities Risk.”

These securities may be senior or junior positions in the capital structure of a borrower, may be secured (with specific collateral or have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower) or unsecured, and may be used to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases or internal growth of the borrower. These loans may have fixed rates of interest or variable rates of interest that are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. The base lending rate may be the London Inter-Bank Offer Rate (“LIBOR”), the prime rate offered by one or more major U.S. banks or some other base rate varying over time. Certain of the bonds in which we may invest may have an extended or no maturity or may be zero coupon bonds. We may invest in fixed income securities that are not rated or securities that are non-investment grade. Certain of these securities may be securities issued by MLPs.

•
Investment Grade Securities.  We may invest in a wide variety of income-generating securities that are rated or determined by our Adviser to be investment grade quality and that are issued by corporations and other non-governmental entities and issuers. Investment grade quality securities are those that, at the time of investment, are either rated by one of the NRSROs that rate such securities within the four highest letter grades (including BBB- or higher by S&P or Fitch or Baa3 or higher by

Moody’s), or if unrated are determined by the Adviser to be of comparable quality to the securities in which the Fund may otherwise invest. Investment grade securities may include securities that, at the time of investment, are rated non-investment grade by S&P, Moody’s or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

Investment grade securities that generate income are subject to market and credit risk. Investment grade securities that generate income have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. The values of investment grade income-generating securities may be affected by changes in the credit rating or financial condition of an issuer.

•
Non-investment Grade Securities. We may invest up to 25% of our total assets in fixed income securities rated non-investment grade securities by NRSROs or unrated of comparable quality. Non-investment grade securities are rated below Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Services (“S&P”), BB or lower by Fitch, Inc. (“Fitch”) or, if unrated, determined by the Adviser to be of comparable quality. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.

Securities rated non-investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds” or “high-yield bonds.” The credit quality of most non-investment grade securities reflects a greater-than-average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of non-investment grade securities held by us more volatile and could limit our ability to sell such securities at favorable prices. In the absence of a liquid trading market for non-investment grade securities, we may have difficulties determining the fair market value of such investments. To the extent we invest in unrated securities, our ability to achieve our investment objectives will be more dependent on our Adviser’s credit analysis than would be the case when we invest in rated securities.

Because the risk of default is higher for non-investment grade securities than for investment grade securities, our Adviser’s research and credit analysis is an especially important part of managing securities of this type. Our Adviser will attempt to identify those issuers of non-investment grade securities whose financial condition our Adviser believes are adequate to meet future obligations or have improved or are expected to improve in the future. Our Adviser’s analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Power and Energy Infrastructure Equity Securities. We may invest in a wide range of equity securities issued by power and energy infrastructure companies that are expected to pay dividends on a current basis.

We expect that such equity investments will primarily include MLP common units, MLP I-Shares and common stock. However, such equity investments may also include limited partner interests, limited liability company interests, general partner interests, convertible securities, preferred equity, warrants and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies. Equity investments generally represent an equity ownership interest in an issuer. An adverse event, such as unfavorable earnings report, may depress the value of a particular equity investment we hold. Also, prices of equity investments are sensitive to general movements in the stock market and a drop in the stock market may depress the price of equity investments we own. Equity investment prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or rising interest rates, which increases borrowing costs and the costs of capital.

The following is a more detailed description of each such security.

•
MLP Common Units. MLP common units represent a limited partner interest in a limited partnership that entitles the holder to an equity ownership share of the company’s success through distributions and/or capital appreciation. In the event of liquidation, MLP common unitholders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unitholders have been paid in full. MLPs are typically managed by a general partner, and holders of

MLP common units generally do not have the right to vote upon the election of directors of the general partner. MLP common units trade on a national securities exchange or over-the-counter.

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MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to an affiliate of an MLP, typically an LLC, that owns an interest in and manages the MLP. The I-Shares issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unitholders are made in the form of additional I-units, generally equal in amount to the cash received by common unitholders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer and such shares are generally freely tradeable in the open market. The issuer of the I-Shares is taxed as a corporation. However, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.

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Common Stock. Common stock represents an ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but we do not expect to have voting control in any of the companies in which we invest. The common stock in which we invest will generally be traded on a national securities exchange.

Restricted Securities. We may invest up to 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A under the 1933 Act, all of which may be illiquid securities. Restricted securities (including restricted securities that are eligible for resale under Rule 144A) are less liquid than freely tradable securities because of statutory and/or contractual restrictions on resale. Such securities are not freely tradeable in the open market. This lack of liquidity creates special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act if we have registration rights for the resale of such securities. Certain restricted securities generally become freely tradable upon the passage of time and satisfaction of other applicable conditions.

Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we can sell it. We would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally may not seek to sell these instruments to the general public, but instead will often depend on an institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

We may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the New York Stock Exchange (“NYSE”), the NASDAQ National Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a favorable price during times when we believe it is desirable to do so. Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.

Rule 144A Securities. We may purchase Rule 144A securities, which are securities generally traded on a secondary market accessible to certain qualified institutional buyers. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. There is no limit to our investment in Rule 144A securities and Rule 144A securities will not be counted towards our 15% limitation on investing in restricted securities.

Institutional markets for securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable fair values for those Rule 144A securities as well as the ability to liquidate investments in those securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Non-U.S. Securities. We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers). These securities may be issued by companies organized and/or having securities traded on an exchange outside the U.S. or may be securities of U.S. companies that are denominated in the currency of a different country.

Temporary Investments and Defensive Investments. Pending investment of the proceeds of any offering or leverage proceeds, we expect to invest substantially all of the net offering proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term fixed income securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. We may also invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, holding a reserve pending payment of distributions or facilitating the payment of expenses and settlement of trades.

In addition, and although inconsistent with our investment objectives, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on the securities in which we will otherwise invest or yields on lower-rated, fixed-income securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objectives.

MANAGEMENT OF THE FUND
Directors and Officers

Our business and affairs are managed under the direction of the Board. Accordingly, the Board provides broad supervision over our affairs, including supervision of the duties performed by the Adviser. Our officers are responsible for our day-to-day operations. Our directors and officers and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. The Board is divided into three classes. Directors of each class are elected to serve three year terms and until their successors are duly elected and qualify. Each year only one class of directors is elected by the stockholders.  Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood , Kansas 66211. Our Board of Directors consists of a majority of directors who are not “interested persons” (as defined in the 1940 Act) of our Adviser or its affiliates.

Name and Age*	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Independent Directors
Conrad S. Ciccotello (Born 1960)**	Class II Director, Director since Inception	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management). Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs	7	None
John R. Graham (Born 1945)**	Class I Director, Director since inception	Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970);	7	None

Name and Age*	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Porfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorship Held

Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).

Charles E. Heath (Born 1944)**	Class III Director, Director since inception	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	7	None

**           Messrs. Ciccotello, Graham and Heath have also served as directors of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise Capital Resources Corporation (“TTO”), Tortoise North American Energy Corporation (“TYN”), Tortoise MLP Fund, Inc. (“NTG”) and the privately-held fund managed by the Adviser since inception.

Name and Age*	Position(s) Held with Fund, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Class I Director, Director and Chairman of the Board since inception	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser (1990-May 2009); Director and Chairman of the Board of each of TYY, TYG, TYN, TTO, NTG and the privately-held fund managed by the Adviser since their inception; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	7	None
Terry C. Matlack (Born 1956)	Chief Financial Officer since inception
Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of the Fund, TYG, TYY, TYN, TTO and the privately-held fund managed by the Adviser from inception to September 15, 2009; Chief Financial Officer of each of TYG, TYY, TYN, TTO and the privately-held fund since their inception; Chief Executive Officer of NTG since 2010; Chief Compliance Officer of each of TYY and TYN from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of TYY, TYG and TYN from their inception to November 2005; Assistant Treasurer of TYY, TYG and TYN from November 2005 to April 2008, of TTO from its inception to April 2008, and of the privately-held fund from its inception to April 2009; CFA designation since 1985.
			N/A	None
David J. Schulte (Born 1961)	President and Chief Executive Officer since inception
Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003 and of TYY since 2005; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the privately-held fund since 2007; Chief Executive
			N/A	None

Name and Age*	Position(s) Held with Fund, Term and Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held

Officer of the privately-held fund from 2007 to December 2008; Senior Vice President of NTG since 2010; CFA designation since 1992.
Zachary A. Hamel) (Born 1965)	Senior Vice President since inception
Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present); Senior Vice President of each of TYY and TTO since 2005, of TYG, TYN and the privately-held fund since 2007; President of NTG since 2010; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007; CFA designation since 1998.
			N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since inception
Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYY, TYG, TYN and TTO since 2005, of the privately-held fund since 2007 and of NTG since 2010; Senior Vice President of each of TYY and TTO since 2005, and of each of TYG, TYN and the privately-held fund since 2007, and of NTG since 2010; Assistant Treasurer of each of TYY, TYG and TYN from their inception to November 2005; Chief Executive Officer of the privately-held fund since December 2008; CFA designation since 1996.
			N/A	None

_________________________
(1)	This number includes TYY, TYG, TYN, TTO, NTG, a privately-held fund and the Fund. Our Adviser also serves as the investment adviser to these funds.

(2)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Each director was selected to join our Board of Directors based upon their character and integrity; their service as a director for other funds in the Tortoise fund complex; and their willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than Mr. Birzer, their status as an Independent Director; and, as to Mr. Birzer, his role with our Adviser, was an important factor in his selection as a director. No factor was by itself controlling.

                In addition to the information provided in the table above, each director possesses the following attributes: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and knowledge of energy infrastructure MLPs; Mr. Graham, experience as a college professor, executive leadership and business executive; Mr. Heath, executive leadership and business experience; and Mr. Birzer, investment management experience as an executive, portfolio manager and leadership roles with our Adviser.

                Mr. Birzer serves as Chairman of the Board of Directors. Mr. Birzer is an “interested person” of ours within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects the Board of Director’s belief that his experience, familiarity with our day-to-day operations and access to individuals with responsibility for our management and operations provides the Board of Directors with insight into our business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address our business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Heath serves as Lead Independent Director. The Lead Independent Director, among other things, chairs executive sessions of the three directors who are Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and our management. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of our size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

We have an audit and valuation committee that consists of three directors (the “Audit Committee”) who are not “interested persons” within the meaning of the 1940 Act (“Independent Directors”). The Audit Committee members are Conrad S. Ciccotello (Chairman), Charles E. Heath and John R. Graham. The Audit Committee’s function is to oversee our accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of our independent registered public accounting firm, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to our accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee held one meeting in the fiscal year ended November 30, 2009.

We also have a Nominating and Governance Committee that consists exclusively of three Independent Directors (the “Nominating Committee”). The Nominating Committee members are Conrad S. Ciccotello, John R. Graham (Chairman) and Charles E. Heath. The Nominating Committee’s function is to nominate and evaluate Independent Director candidates, review the compensation arrangements for each of the directors, review corporate governance issues and developments, and to develop and recommend to the Board corporate governance guidelines and procedures, to the extent appropriate.  The Nominating Committee will consider nominees recommended by shareholders so long as such recommendations are made in accordance with our Bylaws.  The Nominating Committee held one meeting in the fiscal year ended November 30, 2009.

We also have a Compliance Committee that consists exclusively of three Independent Directors. The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board or committee chair deems appropriate. The Compliance Committee members are Conrad S. Ciccotello, John R. Graham and Charles E. Heath (Chairman). The Compliance Committee held no meetings in the fiscal year ended November 30, 2009.

We also have an Executive Committee consisting of Kevin Birzer and Charles Heath that has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature.  Mr. Birzer is an “interested person” within the meaning of the 1940 Act.  In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.  The Executive Committee held no meetings in the fiscal year ended November 30, 2009.

The Board of Directors’ role in our risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, our operations. In line with this oversight responsibility, the Board of Directors receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on our business operations, investment performance or reputation, but relies upon our management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from our management regarding our investment program and activities, the Board of Directors as part of its risk oversight efforts meets at its regular meetings and as needed with the our Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding our policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee regularly meets with our independent public accounting firm to review, among other things, reports on our internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve our goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

Directors and officers who are interested persons of the Company will receive no salary or fees from us. For the current fiscal year, each Independent Director receives from us an annual retainer of $3,000 (plus an additional $2,000 for the Chairman of the Audit Committee and an additional $1,000 for each other committee Chairman) and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $1,000 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $1,000 for each other committee meeting attended in person or telephonically. No director or officer is entitled to receive pension or retirement benefits from us.

The table below sets forth the compensation paid to the directors by us for the fiscal year ended November 30, 2009, which was not a full fiscal year.

	Aggregate	Aggregate Compensation From
Name and Position With	Compensation From	the Fund and Fund Complex
the Fund	the Fund	Paid to Directors*
Independent Directors
Conrad S. Ciccotello	$10,667	$188,917
John R. Graham	$10,333	$177,829
Charles E. Heath	$10,333	$177,583

Interested Directors
H. Kevin Birzer	$0	$0

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Fund as of December 31, 2009.

Aggregate Dollar Range of
Equity Securities in all
	Aggregate Dollar Range of	Registered Investment
	Fund Securities	Companies Overseen by
	Beneficially Owned By	Director in Family of
Name of Director	Director**	Investment Companies*
Independent Directors
Conrad S. Ciccotello	$10,001-$50,000	Over $100,000
John R. Graham	$10,001-$50,000	Over $100,000
Charles E. Heath	$50,001-$100,000	Over $100,000

Interested Directors
H. Kevin Birzer	$10,001-$50,000	Over $100,000

_____________
*
Includes the Fund, TYG, TYY, TYN, TTO and the privately held closed-end management investment company.  Aggregate compensation amounts also include compensation paid to Independent Directors as directors of Tortoise Gas and Oil Corporation which was reorganized into TYN in September 2009.

**	As of December 31, 2009, the officers and directors of the Fund, as a group, owned less than 1% of any class of the Fund’s outstanding shares of stock.

Control Persons

As of August 31, 2010, the following persons owned of record or beneficially more than 5% of our common stock:

Name and Address	Shares Held	%

First Clearing, LLC	2,038,697	29.37%
Riverfront Plaza (West Tower)
901 East Byrd Street
Richmond, VA 23219

UBS Financial Services Inc.	885,341	12.76%
1200 Harbor Boulevard
Weehawken, NJ 07086

RBC Capital Markets Corporation	768,676	11.07%
One Liberty Plaza
New York, NY 10006-1404

Davenport & Company L.L.C.	533,246	7.68%
One James Center
Richmond, VA 23219

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.

Investment Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as our investment adviser. The Adviser specializes in listed energy infrastructure investments, such as pipeline and power companies. The Adviser was formed in 2002 to provide portfolio management services exclusively with respect to energy investments. On September 15, 2009, Mariner Holdings, LLC acquired a majority interest in our Adviser.  Our Adviser is now wholly-owned by Tortoise Holdings, LLC.  Mariner Holdings, LLC, through its wholly-owned subsidiary, Montage Asset Management, LLC, owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by the five members of our Adviser’s investment committee and certain other senior employees of our Adviser.  Management of our Adviser, its investment committee and its funds remains unchanged since inception.  In September, 2009, the five members of our Adviser’s investment committee entered into employment agreements with our Adviser.

The Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. As of July 31, 2010, the Adviser had approximately $4.9 billion in assets under management in the energy sector.

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser, subject to overall supervision by the Board, manages our investments. The Adviser regularly provides us with investment research advice and supervision and will furnish continuously an investment program for us, consistent with our investment objective and policies.

The investment management of our portfolio is the responsibility of a team of portfolio managers consisting of David J. Schulte, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom are Managers of the Adviser and members of its investment committee and share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Adviser to sell a security and any one member can veto the committee’s decision to invest in a security. All members of our Adviser’s investment committee are full-time employees of the Adviser.

The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2009.

			Number of	Total Assets of
			Accounts	Accounts
			Paying a	Paying a
	Number of	Total Assets of	Performance	Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	4	$1,728,674,907	0	-
Other pooled investment vehicles	1	$84,048,662	1	$84,048,662
Other accounts	270	$639,185,040	1	$66,489,092
Zachary A. Hamel
Registered investment companies	4	$1,728,674,907	0	-
Other pooled investment vehicles	3	$148,087,313	1	$84,048,662
Other accounts	287	$1,908,871,948	1	$66,489,092

Kenneth P. Malvey
Registered investment companies	4	$1,728,674,907	0		-
Other pooled investment vehicles	3	$148,087,313	1	$84,048,662
Other accounts	287	$1,908,871,948	1	$66,489,092
Terry C. Matlack
Registered investment companies	4	$1,728,674,907	0		-
Other pooled investment vehicles	1	$84,048,662	1	$84,048,662
Other accounts	270	$639,185,040	1	$66,489,092
David J. Schulte
Registered investment companies	4	$1,728,674,907	0		-
Other pooled investment vehicles	1	$84,048,662	1	$84,048,662
Other accounts	270	$639,185,040	1	$66,489,092

None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receive any direct compensation from the Fund or any other of the managed accounts reflected in the table above. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey own an equity interest in Tortoise Holdings, LLC, the entity that controls the Adviser, and each thus benefits from increases in the net income of the Adviser.

The following table sets forth the dollar range of our equity securities beneficially owned by each of the portfolio managers as of November 30, 2009.

Aggregate Dollar Range of Fund
Securities Beneficially Owned by
Name of Manager	Manager
H. Kevin Birzer	$10,001 - $50,000
Zachary A. Hamel	$10,001 - $50,000
Kenneth P. Malvey	$10,001 - $50,000
Terry C. Matlack	$50,001 - $100,000
David J. Schulte	$10,001 - $50,000

In addition to portfolio management services, the Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Advisory Agreement, we pay to the Adviser quarterly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.95% of our average monthly Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred stock).  Our Adviser has agreed to waive fees in the amount of (i) 0.15% of average monthly Managed Assets effective July 31, 2009 through December 31, 2010, resulting in a net management fee of 0.80% for calendar year 2010, (ii) 0.10% of average monthly Managed Assets effective January 1, 2011 through December 31, 2011, resulting in a net management fee of 0.85% for calendar year 2011, and (iii) 0.05% of average monthly Managed Assets effective January 1, 2012 through December 31, 2012, resulting in a net management fee of 0.90% for calendar year 2012.

Because the management fees paid to the Adviser are based upon a percentage of our Managed Assets, fees paid to the Adviser will be higher if we are leveraged; thus, the Adviser will have an incentive to use leverage. Because the fee reimbursement agreement is based on Managed Assets, to the extent we are engaged in leverage, the gross dollar amount of the Adviser’s fee reimbursement obligations to us will increase. The Adviser intends to use leverage only when it believes it will serve the best interests of our stockholders. Our average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days of the end of that quarter.

For our fiscal year ending November 30, 2009, the Adviser received $405,320 as compensation for Advisory services, net of $75,998 in reimbursed fees and expenses.

We bear all expenses not specifically assumed by our Adviser incurred in our operations and will bear the expenses of all future offerings. Expenses we bear include, but are not limited to, the following: (1) expenses of maintaining and continuing our existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities, training and benefits; (2) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, including placement and similar fees in connection with direct placements in which we participate; (3) auditing, accounting, tax and legal service expenses; (4) taxes and interest; (5) governmental fees; (6) expenses of listing our shares with a stock exchange, and expenses of the issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing our interests; (7) expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (8) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (9) expenses of reports to governmental officers and commissions; (10) insurance expenses; (11) association membership dues; (12) fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAV); (13) fees, expenses and disbursements of transfer agents, dividend paying agents, stockholder servicing agents, registrars and administrator for all services to us; (14) compensation and expenses of our directors who are not members of the Adviser’s organization; (15) pricing, valuation, and other consulting or analytical services employed by us; (16) all expenses incurred in connection with leveraging of our assets through a line of credit, or issuing and maintaining notes or preferred stock; (17) all expenses incurred in connection with the offerings of our common and preferred stock and debt securities; and (18) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

The Advisory Agreement provides that the Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, the Adviser shall be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of the Adviser’s obligations under the Advisory Agreement.

The Advisory Agreement has a term ending on December 31, 2010 and may be continued from year to year thereafter as provided in the 1940 Act. The Advisory Agreement will be submitted to the Board for renewal each year beginning in December 2010. A discussion regarding the basis of the Board’ decision to approve the Advisory Agreement is available in our Annual Report to stockholders for the fiscal year ended November 30, 2009. The Advisory Agreement will continue from year to year, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of our outstanding voting securities. Additionally, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by the Adviser or us, without penalty, on sixty (60) days’ written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

Code of Ethics

We and our Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of ours and our Adviser (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of us and the Adviser (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as us. Among other things, the Codes prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

Our Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Our Code of Ethics is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102. Our Code of Ethics is also available on our Adviser’s website at www.tortoiseadvisors.com.

NET ASSET VALUE

We generally compute the net asset value for our shares of common stock as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. We currently make our net asset value available for publication weekly on our Adviser's website. Our investment transactions are generally recorded on a trade date plus one day basis, other than for quarterly and annual reporting purposes. For purposes of determining the net asset value of a share of common stock, our net asset value equals the fair value of our total assets (the value of the securities held, plus any cash or other assets, including interest accrued but not yet received) minus (1) all of its liabilities (including accrued expenses), (2) accrued and unpaid dividends on any outstanding preferred stock, (3) the aggregate liquidation preference of any outstanding preferred stock, (4) accrued and unpaid interest payments on any outstanding indebtedness, and (5) the aggregate principal amount of any outstanding indebtedness, and (6) any distributions payable on our common stock. The net asset value per share of our common stock will equal its net asset value divided by the number of outstanding shares of common stock.

We determine the value of our assets and liabilities in accordance with valuation procedures adopted by our Board.  If we cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not accurately represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value for the security shall be determined pursuant to the methodologies established by our Board:

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The value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, value is determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, we use the price of the exchange that we consider to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or over-the-counter ("OTC") market on which the security is principally traded, up to the time of valuation, is used.  If there were no reported sales on the security's principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. We obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.

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An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and value. Such securities that are convertible into publicly traded common shares generally are valued based on the value of the freely tradable common share counterpart less an applicable discount.  Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.  Securities that may be sold pursuant to Rule 144 at the measurement date will ordinarily be valued at the common share market price for its counterparts.  Securities that are covered by a currently effective registration statement, and the same class of security is publicly traded, are valued at the common share market price.

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Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

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Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis.

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Other assets will be valued pursuant to written valuation procedures adopted by our Board of Directors, or if a market value cannot be obtained or if our Adviser determines that the value of a security as so obtained does not accurately represent value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), value will be determined pursuant to the methodologies established by our Board of Directors.

Valuations of public company securities determined pursuant to fair value methodologies will be presented to our Board of Directors or a designated committee thereof for approval at the next regularly scheduled board meeting.

PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to our investment performance on a continuing basis. Accordingly, our price in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

When we purchase securities listed on a stock exchange, those transactions will be effected through brokers who charge a commission for their services. We also may invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). We may also purchase securities including fixed income securities directly from an issuer, in which case no commissions or discounts will be paid.

Subject to such policies as the Board may from time to time determine, our Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to our Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if our Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or our Adviser’s overall responsibilities with respect to us and to other clients of our Adviser as to which our Adviser exercises investment discretion. Our Adviser is further authorized to allocate the orders placed by it on our behalf to such brokers and dealers who also provide research or statistical material or other services to us or our Adviser. Such allocation shall be in such amounts and proportions as our Adviser shall determine and our Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.  For the fiscal year ended November 30, 2009, we paid aggregate brokerage commissions of $32,479 and direct placement fees of $0.

Portfolio Turnover

It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading.  Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For the fiscal year ended November 30, 2009, which was not a full fiscal year, the portfolio turnover rate was 2.97%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover also may result in recognition of gains that will increase our taxable income, possibly resulting in an increased tax liability, as well as increasing our current and accumulated earnings and profits resulting in a greater portion of the distributions on our stock being treated as taxable dividends for federal income tax purposes. See “Certain Federal Income Tax Matters.”

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund, its stockholders and holders of its debt securities. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate or gift, or state, local or foreign tax concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, “real estate investment trust,” insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax.

Unless otherwise noted, this discussion assumes the Fund's stock and debt securities are held by U.S. persons and that such shares and securities are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

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a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•           an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust, or estate and is not a U.S. holder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its stockholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the income of any partnership that is not a qualified publicly traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a RIC and distributes to its stockholders at least 90% of the sum of (i) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to stockholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund intends to invest a portion of its assets in MLPs. Net income derived from an interest in a qualified publicly traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly traded partnerships. The Fund intends to invest only in MLPs that will constitute qualified publicly traded partnerships for purposes of the RIC rules, and not more than 25% of the value of the Fund’s total assets will be invested in the securities of publicly traded partnerships.

Federal Income Taxation of MLPs.  MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well — capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.

The Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.

Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). This means that most MLPs today are in energy, timber, or real estate related businesses.

Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes. The partner generally will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased resulting from the basis decrease resulting from prior distributions; or (2) his basis reaches zero.

Failure to Qualify as a RIC

If the Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be taxed in the same manner as an ordinary corporation and distributions to the Fund’s stockholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends, which would generally be eligible for the dividends received deduction available to corporate stockholders, and non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.  Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain.  Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC.  Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Stockholders

Assuming the Fund qualifies as a RIC, distributions paid to you by the Fund from its investment company taxable income will generally be taxable to you as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by the Fund) may qualify (i) in the case of corporate stockholders, for the dividends received deduction under Section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (ii) in the case of individual stockholders for taxable years beginning on or prior to December 31, 2010, as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Code (which generally provides for a maximum rate of 15%) to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends attributable to periods exceeding 366 days). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the stock. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our shares. The maximum tax rate on capital gain dividends received by individuals is generally 15% for such gain realized before January 1, 2011.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gain to you. Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; beginning in 2011, the maximum rate on long-term capital gains is scheduled to increase to 20%, and all ordinary dividends (including amounts treated as qualified dividends under the law currently in effect) will be taxed as ordinary income. Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction).

Sales and other dispositions of the Fund’s shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you equal to the difference between the amount realized and your adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all the preferred shares held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the stockholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any common stock of the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions of preferred shares may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Code must be satisfied to achieve such treatment.  Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum rate of 35%, while long-term capital gain realized before January 1, 2011 generally will be taxed at a maximum rate of 15%. Capital losses are subject to certain limitations.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question.  If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made.  However, if the Fund pays you a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. A stockholder may elect not to have all dividends and distributions automatically reinvested in Fund shares pursuant to the Plan. If a stockholder elects not to participate in the Plan, such stockholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a stockholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a stockholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the stockholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the stockholder would have received if the stockholder had elected to receive cash. Under certain circumstances, however, if a stockholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the stockholder may be treated as receiving a taxable distribution equal to the fair market value of the stock the stockholder receives.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to stockholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a stockholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholders.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its stockholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that stockholders will not be entitled to a tax deduction or credit for such taxes on their own US federal income tax returns, although the Fund's payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

The Fund is required in certain circumstances to backup withhold at a current rate of 28% (which is scheduled to increase to 31% after 2010) on taxable dividends and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

U.S. Federal Income Tax Considerations for Non-U.S. Stockholders. The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our stock (a "Non-U.S. Stockholder").

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S Stockholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (i) any Non-U.S. Stockholder that holds, at any time, more than 5 percent of the Fund’s stock, directly or under ownership attribution rules applicable for purposes of Section 897 of the Code, or (ii) any Non-U.S. Stockholder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States.

As indicated above, the Fund intends to elect to be treated, and to qualify each year, as a RIC for U.S. Federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. Stockholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. stockholder will be required to provide an Internal Revenue Service Form W-8BEN certifying its entitlement to benefits under a treaty. Distributions made out of “qualified interest income” or net short-term capital gain in any taxable year of the Fund beginning before January 1, 2010 will generally not be subject to this withholding tax. If, however, a Non-U.S. stockholder who is an individual has been present in the United States for 183 days or more during the taxable year and meets certain other conditions, any such distribution of net short-term capital gain will be subject to U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable income tax treaty).

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of the Fund’s stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. stockholder may be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. stockholder will be allowed as a credit against such Non-U.S. stockholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Medicare Tax

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose a 3.8 percent tax on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” will generally include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of our taxable distributions to stockholders and interest payments to holders of debt securities will be subject to the additional tax.

Recently Enacted Legislation
Beginning with payments made after December 31, 2012, recently enacted legislation will generally impose a 30% withholding tax on dividends paid with respect to our stock, the gross proceeds from a disposition of our stock, and interest (including original issue discount, if any) on our debt securities paid to (i) a foreign financial institution (as defined in Section 1471(d)(4) of the Code) unless the foreign financial institution enters into an agreement with the U.S. Treasury Department to collect and disclose information regarding its U.S. account holders (including certain account holders that are foreign entities that have U.S. owners) and satisfies certain other requirements, and (ii) certain other non-U.S. entities unless the entity provides the payor with certain information regarding direct and indirect U.S. owners of the entity, or certifies that it has no such U.S. owners, and complies with certain other requirements. You are encouraged to consult with your own tax adviser regarding the possible implications of this recently enacted legislation on your investment in our stock or debt securities.
Federal Income Tax Treatment of Holders of Debt Securities

Under present law, we are of the opinion that the debt securities will constitute indebtedness of the Fund for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.   S Since we do not anticipate that any of our debt securities will be issued at a significant enough discount, the following does not discuss any potential application of the original discount rules.

Taxation of Interest.  Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Debt Securities.  Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and your tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, which rate is scheduled to increase to 20% for taxable years after 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%, which rate is scheduled to increase to 39.6% for taxable years after 2010). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, as of the date of this prospectus at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Amortizable Premium.  If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

Market Discount.  If you purchase debt securities at a price that reflects a “market discount,” any principal payments on or any gain that you realize on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. “Market discount” is defined under the Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.

You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding.  In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to certain holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified).  Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

Taxation of Non-U.S. Holders.  If you are a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund’s stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to the Fund through stock ownership, and (5) you satisfy the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will generally be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption generally will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

PROXY VOTING POLICIES

We and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which we believe are reasonably designed to ensure that proxies are voted in our best interests and our stockholders best interests. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser.  Because of the unique nature of MLPs, the Adviser shall evaluate each proxy for an MLP on a case-by-case basis.  Because proxies of MLPs are expected to relate only to extraordinary measures, we do not believe it is prudent to adopt pre-established voting guidelines.

In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.

The Chief Executive Officer is responsible for monitoring corporate actions and ensuring that (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies. Our Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee, and shall be executed by the Chief Executive Officer, or, if the proxy may be voted electronically, electronically voted by the Chief Executive Officer or his designee. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of us, on the other hand, management may (i) disclose the potential conflict to the Board and obtain consent; or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Information regarding how we voted proxies for the twelve-month period ended June 30, 2010, is available without charge by calling us at 1-866-362-9331. You also may access this information on the SEC’s website at http://www.sec.gov. The Adviser’s website at www.tortoiseadvisors.com provides a link to all of our reports filed with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri, serves as our independent registered public accounting firm. Ernst & Young LLP provides audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

INTERNAL ACCOUNTANT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as our internal accountant and administrator.  For administrative services, we pay a monthly fee computed at an annual rate of 0.04% of the first $1 billion of our Managed Assets, 0.03% on the next $1 billion of our Managed Assets and 0.02% on the balance of our Managed Assets.  For internal accounting services, we pay a fee computed at an annual rate of 0.0125% of our net assets, subject to a minimum annual fee of $24,000.  For the fiscal year ended November 30, 2009, we paid $13,277, for internal accounting and administration services.

CUSTODIAN

U.S. Bank N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin, serves as our custodian.  We pay the custodian a monthly fee computed at an annual rate of 0.004% of the average daily market value of the Fund’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the common stock, preferred stock and debt securities offered hereby, has been filed by us with the SEC. The prospectus, prospectus supplement, and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the prospectus, prospectus supplement, and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Our 2009 Annual Report, which contains our audited financial statements as of November 30, 2009 and for the year then ended, notes thereto, and other information about us is incorporated by reference into, and shall accompany, this Statement of Additional Information.

Our 2010 2nd Quarter Report, which contains our unaudited financial statements as of May 31, 2010 and for the period from December 1, 2009 through May 31, 2010, notes thereto, and other information about us is incorporated by reference into, and shall accompany, this Statement of Additional Information.

Our 2009 Annual Report and 2010 2nd Quarter Report include supplemental financial information which presents selected ratios as a percentage of our total investment portfolio and a calculation of our distributable cash flow (“DCF”) and related information. You may request a free copy of the Statement of Additional Information, our annual, semi-annual and quarterly reports, or make other requests for information about us, by calling toll-free 1-866-362-9331, or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

APPENDIX A — RATING OF INVESTMENTS

MOODY’S INVESTORS SERVICE, INC.

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

“Aaa” Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

“Aa” Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A” Obligations rated A are considered upper-medium grade and are subject to low credit risk.

“Baa” Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

“B” Obligations rated B are considered speculative and are subject to high credit risk.

“Caa” Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

“Ca” Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US Municipal and Tax-Exempt Ratings

Municipal ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

“Aaa” Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“Aa” Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“A” Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“Baa” Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“Ba” Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“B” Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“Caa” Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“Ca” Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

“C” Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Highest Ratings of State and Municipal Notes and Other Short-Term Loans

Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, “VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

“MIG-1” This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“VMIG 1” This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

Description of Moody’s Short Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

“P-1” Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

FITCH RATINGS

A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

“AAA” — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.

“AA” — Very high credit quality. ‘AA’ ratings denote a very low expectation of default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality. ‘A’ ratings denote a low expectation of default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” — Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of default risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in business or economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

“BB” — Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse business or economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” — Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk.  Default is a real possibility.

“CC” —Very high levels of credit risk.  Default of some kind appears probable.

“C” — Exceptionally high levels of credit risk. Default is imminent or inevitable or the issuer is in standstill.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. ‘C’ ratings signal imminent default.

“D” Default — ‘D’ ratings indicate an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

“F1” — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

“C” — High default risk. Default is a real possibility.

“D” — Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Notes to Long-term and Short-term ratings:

"+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn” — A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

“Rating Watch” — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

STANDARD & POOR’S CORPORATION

A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.           Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.           Nature of and provisions of the obligation; and

3.           Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

“AAA” — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” — An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

“+/-” — Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“c” — The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

“P” — The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

“*” — Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

 “r” — The ‘r’ highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an ‘r’ symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. — Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (‘AAA’, ‘AA’, ‘A’, ‘BBB’, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

Standard & Poor’s note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” — Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

“A-1” — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Tortoise Power and Energy Infrastructure Fund, Inc.

_____________________________

STATEMENT OF ADDITIONAL INFORMATION

_____________________________

____________, 2010

Part C — Other Information

Item 25. Financial Statements and Exhibits

1.	Financial Statements:

The Registrant’s audited financial statements dated November 30, 2009, notes to such financial statements and report of independent registered public accounting firm thereon, along with the Registrant’s unaudited financial statements dated May 31, 2010 and notes to such financial statements, are incorporated by reference into Part B: Statement of Additional Information.

2.	Exhibits:
Exhibit No.	Description of Document
a.1.	Articles of Incorporation 1
b.	Bylaws 2
c.	None
d.	Form of Stock Certificate 2
e.	Dividend Reinvestment Plan *
f.	Inapplicable
g.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated September 15, 2009 *
g.2.	Fee Waiver Agreement with Tortoise Capital Advisors, L.L.C. dated August 9, 2010 *
h.1.	Form of Underwriting Agreement **
h.2.	Master Note Purchase Agreement *
i.	None
j.	Form of Custody Agreement with U.S. Bank National Association 4
k.1.	Stock Transfer Agency Agreement with Computershare Trust Company, N.A. dated August 21, 2007 2
k.2.	Form of Administration Agreement with U.S. Bancorp Fund Services, LLC 4
k.3.	Credit Agreement *
k.4.	First Amendment to Credit Agreement *
k.5.	Second Amendment to Credit Agreement *
k.6.	Third Amendment to Credit Agreement *
l.	Opinion of Venable LLP **
m.	Inapplicable
n.1.	Consent of Independent Registered Public Accounting Firm *
o.	Inapplicable
p.	Inapplicable
q.	Inapplicable
r.1.	Code of Ethics of the Fund 2
r.2.	Code of Ethics of the Tortoise Capital Advisors, L.L.C. 2
s.	Power of Attorney *
____________

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed August 3, 2007 (File Nos. 333-145105 and 811-22106).
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed June 23, 2009 (File Nos. 333-145105 and 811-22106).

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed June 25, 2009 (File Nos. 333-145105 and 811-22106).
(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed July 24, 2009 (File Nos. 333-145105 and 811-22106).
(*)	Filed herewith.
(**)	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by reference, and information concerning the underwriter will be contained in the accompanying prospectus supplement.

Item 27. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with all potential offerings described in this Registration Statement:
Securities and Exchange Commission Fees	$ 3,565
Directors’ Fees and Expenses	$ 6,500
Printing (other than certificates)	$ 60,000
Accounting Fees and Expenses	$ 75,000
Legal Fees and Expenses	$ 120,000
FINRA Fee	$ 7,000
Rating Agency Fees	$ 35,000
Miscellaneous	$ 25,000
Total	$ 332,065*

* These expenses will be borne by the Fund unless otherwise specified in a prospectus supplement.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

As of August 31, 2010, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock ($0.001 par value)	6
Senior Debt ($18,000,000 aggregate principal amount)	1

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

The Registrant’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”), to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Bylaws obligate it, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served as a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

The information in the Statement of Additional Information under the caption “Management of the Fund — Directors and Officers” and the information in the prospectus under the caption “Management of the Fund — Investment Advisor” is hereby incorporated by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Tortoise Capital Advisors, L.L.C., 11550 Ash Street, Suite 300, Leawood, Kansas 66211, at the offices of the custodian, U.S. Bank National Association, 1555 N. Rivercenter Dr., Milwaukee, Wisconsin 53212, at the offices of the transfer agent, Computershare Trust Company, N.A., 250 Royall Street MS 3B, Canton, MA 02021 or at the offices of the administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of the common shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as state in the prospectus.

2.  Not applicable.

3.  If any securities not taken in a rights offering by stockholders are to be reoffered to the public, an undertaking to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, we will file a post-effective amendment to set forth the terms of such offering.

4.	(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

     (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

     (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

 (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

 (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

 (d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use

 (e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

     The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

     (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

      (f) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the 1933 Act prior to any offering by the Registrant pursuant to the issuance of rights to subscribe for shares below net asset value;

     (g) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the 1933 Act prior to any offering below net asset value if the net dilutive effect of such offering (as calculated in the manner set forth in the dilution table contained in the prospectus), together with the net dilutive effect of any prior offerings made pursuant to this post-effective amendment (as calculated in the manner set forth in the dilution table contained in the prospectus), exceeds fifteen percent (15%);

     (h) to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

5. (a) That for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective; and

    (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, the Registrant’s statement of additional information.

7.  Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the 1933 Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the 1933 Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Leawood and State of Kansas on the 7th day of September, 2010.

              Tortoise Power and Energy Infrastructure Fund, Inc.

              By:  /s/ David J. Schulte
              David J. Schulte,
              President & CEO

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/s/ Terry C. Matlack	Chief Financial Officer
Terry C. Matlack	(Principal Financial and Accounting Officer)	September 7, 2010

/s/ David J. Schulte	President and Chief Executive Officer
David J. Schulte	(Principal Executive Officer)	September 7, 2010

/s/ Conrad S. Ciccotello*	Director
Conrad S. Ciccotello		September 7, 2010

/s/ John R. Graham*	Director
John R. Graham		September 7, 2010

/s/ Charles E. Heath*	Director
Charles E. Heath		September 7, 2010

/s/ H. Kevin Birzer*	Director
H. Kevin Birzer		September 7, 2010

*By David J. Schulte pursuant to power of attorney filed herewith.

Exhibit Index

Exhibit No.	Description of Document
e.	Dividend Reinvestment Plan
g.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. dated September 15, 2009
g.2.	Fee Waiver Agreement with Tortoise Capital Advisors, L.L.C. dated August 9, 2010
h.2.	Master Note Purchase Agreement
k.3.	Credit Agreement
k.4.	First Amendment to Credit Agreement
k.5.	Second Amendment to Credit Agreement
k.6.	Third Amendment to Credit Agreement
n.1.	Consent of Independent Registered Public Accounting Firm
s.	Power of Attorney